                                                                     Exhibit 4.3



                                                                  EXECUTION COPY


================================================================================


                        POOLING AND SERVICING AGREEMENT


                                    between



                           CHEVY CHASE BANK, F.S.B.,
                            as Seller and Servicer,


                                      and

                        U.S. BANK NATIONAL ASSOCIATION,
                                  as trustee



                         Dated as of September 1, 1997


                      CHEVY CHASE HOME LOAN TRUST 1997-1

           6.55% Home Loan Asset-Backed Certificates, Series 1997-1


================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                   ARTICLE I
                                  Definitions

SECTION 1.01.  Definitions..................................................   1
SECTION 1.02.  Other Definitional Provisions................................  17

                                   ARTICLE II
                             Establishment of Trust

SECTION 2.01.  Creation of Trust............................................  19
SECTION 2.02.  Acceptance by Trustee........................................  19
SECTION 2.03.  Powers.......................................................  19

                                  ARTICLE III
                               Transfer of Loans

SECTION 3.01.  Transfer of Loans............................................  20
SECTION 3.02.  Acceptance by Trustee; Reassignment of Loans; Substitution
               of Eligible Substitute Loans.................................  22

                                  ARTICLE IV
                                   The Loans

SECTION 4.01.  Representations and Warranties of the Seller Regarding the
               Loans; Removal and Substitution Obligations..................  26
SECTION 4.02.  Official Record..............................................  30

                                   ARTICLE V
                     Administration and Servicing of Loans

SECTION 5.01.  The Servicer and the Seller..................................  31
SECTION 5.02.  Collection of Certain Loan Payments..........................  32
SECTION 5.03.  Maintenance of Hazard Insurance; Property Protection
               Expenses.....................................................  32
SECTION 5.04.  Assumption and Modification Agreements.......................  33
SECTION 5.05.  Realization Upon Liquidated Loans............................  34
SECTION 5.06.  Servicing Fee................................................  35
SECTION 5.07.  Servicer's Certificate.......................................  35
SECTION 5.08.  Annual Independent Public Accountants' Servicing Report......  35
SECTION 5.09.  Access to Certain Documentation and Information Regarding
               the Loans....................................................  36
SECTION 5.10.  Maintenance of Certain Servicing Policies....................  36
SECTION 5.11.  Reports to the Securities and Exchange Commission............  37
SECTION 5.12.  Information Required by the Internal Revenue Service
               Generally and Reports of

               Foreclosures and Abandonments of Mortgaged Property..........  37
SECTION 5.13.  Servicer Expenses............................................  37
SECTION 5.14.  Annual Statement as to Compliance............................  37
SECTION 5.15.  Recordation of Assignments of Mortgage.......................  37
SECTION 5.16.  Tax Treatment................................................  38

                                  ARTICLE VI
              Accounts; Collections; Allocations; Distributions;
                       Statements to Certificateholders

SECTION 6.01.  Establishment of Accounts....................................  39
SECTION 6.02.  Collections..................................................  39
SECTION 6.03.  Application of Collections...................................  40
SECTION 6.04.  Additional Deposits..........................................  40
SECTION 6.05.  Permitted Withdrawals from the Collection Account............  40
SECTION 6.06.  Allocations and Deposits.....................................  41
SECTION 6.07.  Distributions................................................  42
SECTION 6.08.  Reserve Fund.................................................  43
SECTION 6.09.  Statements to Certificateholders.............................  44
SECTION 6.10.  Tax Returns..................................................  45

                                  ARTICLE VII
                                  The Policy

SECTION 7.01.  The Policy...................................................  47
SECTION 7.02.  Claims Under Policy..........................................  47
SECTION 7.03.  Surrender of Policy..........................................  49
SECTION 7.04.  Replacement Policy...........................................  49

                                 ARTICLE VIII
                               THE CERTIFICATES

SECTION 8.01.  The Certificates.............................................  50
SECTION 8.02.  Authentication of Certificates...............................  50
SECTION 8.03.  Registration of Transfer and Exchange of Certificates........  50
SECTION 8.04.  Mutilated, Destroyed, Lost or Stolen Certificates............  51
SECTION 8.05.  Persons Deemed Owners........................................  51
SECTION 8.06.  Access to List of Certificateholders' Names and Addresses....  52
SECTION 8.07.  Maintenance of Office or Agency..............................  52
SECTION 8.08.  Book-Entry Certificates......................................  52
SECTION 8.09.  Notices to Clearing Agency...................................  53
SECTION 8.10.  Replacement Certificates.....................................  53
SECTION 8.11.  Temporary Certificates.......................................  54

                                   ARTICLE IX
                            The Seller and Servicer

SECTION 9.01.  Representations of the Seller and Servicer...................  55
SECTION 9.02.  Liability of the Servicer....................................  56

SECTION 9.03.  Merger or Consolidation of, or Assumption of the
               Obligations of, the Servicer or Seller.......................  56
SECTION 9.04.  Limitation on Liability of the Servicer and Others...........  56
SECTION 9.05.  Delegation of Duties.........................................  58
SECTION 9.06.  Servicer Not to Resign.......................................  58
SECTION 9.07.  Limitation on Liability of Certain Persons...................  59
SECTION 9.08.  Liability of Seller..........................................  59
SECTION 9.09.  Seller May Own Certificates..................................  60

                                   ARTICLE X
                                    Default

SECTION 10.01. Events of Default............................................  61
SECTION 10.02. Trustee to Act; Appointment of Successor.....................  63
SECTION 10.03. Notification to Certificateholders...........................  64
SECTION 10.04. Waiver of Past Defaults......................................  64
SECTION 10.05. Effect of Insolvency.........................................  64

                                   ARTICLE XI
                                  The Trustee

SECTION 11.01. Duties of Trustee............................................  66
SECTION 11.02. Certain Matters Affecting Trustee............................  67
SECTION 11.03. Trustee Not Liable for Certificates or Loans.................  68
SECTION 11.04. Trustee May Own Certificates.................................  68
SECTION 11.05. Trustee's Fees and Expenses..................................  68
SECTION 11.06. Eligibility Requirements for Trustee.........................  69
SECTION 11.07. Resignation or Removal of Trustee............................  69
SECTION 11.08. Successor Trustee............................................  70
SECTION 11.09. Merger or Consolidation of Trustee...........................  71
SECTION 11.10. Appointment of Co-Trustee or Separate Trustee................  71
SECTION 11.11. Representations and Warranties of Trustee....................  72
SECTION 11.12. No Bankruptcy Petition.......................................  73
SECTION 11.13. Trustee's Certificate........................................  73
SECTION 11.14. Trustee's Assignment of Loans................................  73
SECTION 11.15. Appointment of Paying Agent..................................  74
SECTION 11.16. Limitation of Liability of Trustee...........................  74
SECTION 11.17. Streit Act...................................................  74

                                  ARTICLE XII
                                  Termination

SECTION 12.01. Termination..................................................  76


                                 ARTICLE XIII
                           Miscellaneous Provisions

SECTION 13.01. Amendment....................................................  78
SECTION 13.02. Recordation of Agreement.....................................  80
SECTION 13.03. Limitation on Rights of Certificateholders...................  80
SECTION 13.04. Protection of Title to Trust.................................  81
SECTION 13.05. Separate Counterparts........................................  83
SECTION 13.06. Governing Law................................................  83
SECTION 13.07. Notices......................................................  83
SECTION 13.08. Severability of Provisions...................................  83
SECTION 13.09. Assignment...................................................  84
SECTION 13.10. Certificates Nonassessable and Fully Paid....................  84
SECTION 13.11. Counterparts.................................................  84
SECTION 13.12. Effect of Headings and Table of Contents.....................  84
SECTION 13.13. Third Party Beneficiary......................................  85
SECTION 13.14. Merger and Integration.......................................  85
SECTION 13.15. Certificate Insurer as Controlling Party.....................  85
SECTION 13.16. Representation of Certificateholders.........................  85
SECTION 13.17. Grant of Security Interest...................................  85


Exhibit A      Form of Certificate
Exhibit B      Form of Depository Agreement
Exhibit C-1    Form of Trustee's Initial Certification
Exhibit C-2    Form of Trustee's Certification
Exhibit D      [Reserved]
Exhibit E-1    Form of Trustee's Certificate - Assignment to Servicer
Exhibit E-2    Form of Trustee's Certificate - Assignment to Seller
Exhibit E-1A   Form of Assignment of Eligible Substitute Loans to Trustee
Exhibit F      Form of Servicer's Certificate
Exhibit G      Power of Attorney
SCHEDULE A     Schedule of Loans

          POOLING AND SERVICING AGREEMENT dated as of September 1, 1997, between CHEVY CHASE BANK, F.S.B., a federal savings bank organized under the laws of the United States, as seller and servicer (the "Seller" and "Servicer,"
                                            ------       --------
respectively), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, doing business as First Bank National Association, as trustee (the "Trustee").
 -------

          WHEREAS, the Seller owns and wishes to transfer to the Trust (as hereinafter defined) certain closed-end home equity loans (the "Home Equity
                                                                -----------
Loans"), certain closed-end debt consolidation loans (the "Debt Consolidation
-----                                                      ------------------
Loans") and certain conventional home improvement installment sales contracts
-----
and certain installment loan agreements (the "Home Improvement Contracts")
                                              --------------------------
identified in the Loan Schedule attached hereto as Schedule A; and
                                                   ----------

          WHEREAS, the Seller, the Servicer and the Trustee wish to set forth the terms and conditions pursuant to which the Trust will acquire Home Equity Loans, Debt Consolidation Loans and Home Improvement Contracts and certain related property from the Seller and the Servicer will service such loans and contracts on behalf of the Trust;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Seller, the Servicer and the Trustee agree as follows:


                                   ARTICLE I

                                  Definitions

          SECTION 1.01.   Definitions.  Whenever used in this Agreement, the
                          -----------
following words and phrases shall have the following meanings:

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Pooling and Servicing Agreement between Chevy
           ---------
Chase Bank, F.S.B., as Seller and Servicer, and the Trustee, dated as of September 1, 1997.

          "Assignment of Mortgage" means, with respect to each Mortgage, an
           ----------------------
assignment, notice of transfer, or equivalent instrument sufficient under the laws of the jurisdiction in which the Mortgaged Property is located to record the sale of the related Mortgage to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          "Avoided Payment" has the meaning set forth in Section 7.02(d).
           ---------------                               ---------------

          "Base Servicing Fee" means, with respect to any Monthly Collection
           ------------------
Period, the fee payable to the Servicer for services rendered during such Monthly Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of such Monthly Collection Period.

          "BIF" means The Bank Insurance Fund, as from time to time constituted,
           ---
created under the Financial Institutions Reform, Recovery, and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          "Book-Entry Certificates" means a beneficial interest in the
           -----------------------
Certificates, ownership and transfers of which shall be registered through book entries by a Clearing Agency as described in Section 8.08.
                                             ------------

          "Business Day" means any day other than a Saturday, a Sunday or a day
           ------------
on which banking institutions in the States of Minnesota, New York or Maryland (or such other state in which the Corporate Trust Office of the Trustee or the main office of the Paying Agent is located) are required or authorized to be closed.

          "Certificate" means a 6.55% Home Loan Asset-Backed Certificate, Series
           -----------
1997-1, evidencing a beneficial interest in the Trust, substantially in the form of Exhibit A.
   ---------

          "Certificateholder" or "Holder" means a Person in whose name a
           -----------------      ------
Certificate is registered in the Certificate Register, except that, solely for the purpose of the giving of any consent, waiver, request or demand pursuant to this Agreement, unless all Certificates are then so held, any Certificate registered in the name of the Seller or the Servicer or any affiliate of either shall be deemed not be outstanding and any such Certificates shall not be taken into account in determining whether the requisite amount of Certificateholders necessary to effect any such consent, waiver, request or demand shall have been obtained; provided, however, that in determining whether the Trustee shall be
          --------  -------
protected in relying upon any such consent, waiver, request or demand, only Certificates which an officer of the Trustee assigned to matters under this Agreement actually knows to be so owned shall not be so taken into account.

          "Certificate Insurer" means Capital Markets Assurance Corporation, a
           -------------------
monoline insurance corporation domiciled in the State of New York, or any successor thereto.

          "Certificate Owner" means, with respect to a Book-Entry Certificate,
           -----------------
the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Certificate Principal Balance" means, as of any date of
           -----------------------------
determination, the Initial Certificate Principal Balance, reduced by all amounts previously distributed to Holders of Certificates and allocable to principal.

          "Certificate Register" and "Certificate Registrar" mean the register
           --------------------       ---------------------
maintained and the registrar appointed pursuant to Section 8.03.
                                                   ------------

          "Certificateholders' Interest Carryover Shortfall" means, with respect
           ------------------------------------------------
to any Distribution Date, the excess of the Interest Distributable Amount for
                              ------
the preceding Distribution Date over the amount of interest that actually was
                                ----
distributed to Certificateholders on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

          "Chevy Chase" means Chevy Chase Bank, F.S.B., a federal savings bank
           -----------
organized under the laws of the United States, or its permitted successor in interest.

          "Clearing Agency" means an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closed-end Home Equity Loan" means a closed-end home equity loan
           ---------------------------
originated or acquired by Chevy Chase and secured by a Mortgage.

          "Closing Date" means September 29, 1997.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collection Account" means the account designated as such, established
           ------------------
and maintained pursuant to Section 6.01(a).
                           ---------------

          "Corporate Trust Office" means the principal corporate trust office of
           ----------------------
the Trustee, which at the time of execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101 (facsimile: (612) 244-0089),
Attention:

Structured Finance/Chevy Chase HLT 97-1; or at such other address as the Trustee may designate from time to time by notice to Certificateholders, the Certificate Insurer, the Seller and the Servicer, or the principal corporate trust office of any successor Trustee (of which address such successor Trustee shall notify the Certificateholders, the Seller and Servicer).

          "Cut-off Date" means September 1, 1997.
           ------------

          "Debt Consolidation Loan" has the meaning set forth in the Preamble.
           -----------------------

          "Defective Loan" means any Loan which is required to be removed or
           --------------
replaced by the Seller pursuant to Section 3.02 or Section 4.01 or removed or
                                   ------------    ------------
replaced by the Servicer pursuant to Section 5.01(d).
                                     ---------------

          "Deferral Loan" means a Loan for which the related Obligor has elected
           -------------
to extend the contractual period between the Loan's funding date and the Loan's first scheduled due date for 90 or 180 days in accordance with the Seller's underwriting guidelines.

          "Deposit Date" means, with respect to each Distribution Date, the
           ------------
Business Day preceding such Distribution Date.

          "Depository Agreement" means the agreement dated September 29, 1997,
           --------------------
among the Trustee, the Servicer and The Depository Trust Company, as the initial Clearing Agency, substantially in the form attached as Exhibit B.
                                                       ---------

          "Determination Date" means, with respect to a Monthly Collection
           ------------------
Period, the third Business Day prior to the related Distribution Date.

          "Direct Home Improvement Loan" means an installment loan agreement
           ----------------------------
originated by Chevy Chase in connection with the financing of the construction of home improvements, which loan may be secured by a Mortgage.

          "Distribution Date" means the 20th day of each month or, if such day
           -----------------
is not a Business Day, the next succeeding Business Day, commencing October 20, 1997.

          "Electronic Ledger" means the electronic master record of Home Loans
           -----------------
and Home Equity Loans (including the Loans) maintained by the Servicer.

          "Eligible Account" means an account that is (i) maintained with a
           ----------------
depository institution which has a short term certificate of deposit rating at the time of any deposit therein in the highest short-term debt rating category by each Rating Agency, (ii) maintained with a depository institution whose accounts are fully insured by either the SAIF or the BIF of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of Baa3, (iii) a trust account maintained with the Trustee in its corporate trust department or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates, as evidenced by a letter from such Rating Agency to the Trustee, and acceptable to the Certificate Insurer.

          "Eligible Substitute Loan" means a Loan proposed to be substituted by
           ------------------------
the Seller for a Defective Loan which, on the date of such substitution, (i) has an outstanding principal balance (except as provided below) of not less than 95% of the outstanding principal balance of such Defective Loan on the date of such substitution; (ii) has a Loan Rate not less than the Loan Rate of such Defective Loan and not more than one hundred (100) basis points in excess of the Loan Rate of such Defective Loan; (iii) has a remaining term to maturity not later than nor more than six months earlier than the remaining term to maturity of such Defective Loan; (iv) if applicable, is secured by a Mortgage in a lien position not junior to the lien position of the Mortgage of such Defective Loan; (v) had a "FICO" score not less than 640 within three months prior to the date of substitution; and (vi) complies with each representation and warranty set forth in Section 4.01 as if such representation and warranty were made on the date of
   ------------
such substitution. If more than one Loan is substituted for a Defective Loan on any substitution date, the requirements of clause (i) of this definition shall be satisfied if such Loans shall have an aggregate principal balance of not less than 95% of the aggregate principal balance of such Defective Loans on the date of substitution.

          "Excess Interest" means, with respect to any Monthly Collection
           ---------------
Period, Interest Collections for such Monthly Collection Period remaining after allocation of the amounts described in clauses (i), (ii), (iii) and (iv) of
Section 6.06(a).
---------------

          "Expense Distribution Account" means the subaccount of the Collection
           ----------------------------
Account designated as such, established and maintained pursuant to
Section 6.01(a)(ii).
-------------------

          "FDIC" means the Federal Deposit Insurance Corporation or any
           ----
successor.

          "Final Distribution Date" means the Distribution Date in May 2018.
           -----------------------

          "Final Order" has the meaning set forth in Section 7.02(d).
           -----------                               ---------------

          "Foreclosure Proceedings" means proceedings or actions for
           -----------------------
foreclosure, deed in lieu of foreclosure or trustee's sale with respect to any Secured Loan and the related Mortgaged Property.

          "Home Equity Loan" has the meaning set forth
           ----------------
in the Preamble.

          "Home Improvement Contract" has the meaning set forth in the Preamble.
           -------------------------

          "Home Loans" means, collectively, Indirect Debt Consolidation Loans,
           ----------
Indirect Home Improvement Loans and Direct Home Improvement Loans.

          "Indemnification Agreement" means the Indemnification Agreement by and
           -------------------------
among Chevy Chase in its individual capacity and as the Seller and Servicer, Smith Barney Inc., Credit Suisse First Boston and the Certificate Insurer dated September 22, 1997.

          "Indirect Debt Consolidation Loan" means a closed-end home equity loan
           --------------------------------
originated by a third party and acquired by Chevy Chase in connection with the consolidation of obligations of the related Obligor.

          "Indirect Home Improvement Loan" means an installment sales contract
           ------------------------------
or installment loan agreement originated by a third party in connection with home improvements and subsequently acquired by Chevy Chase.

          "Initial Certificate Principal Balance" means $95,000,000.
           -------------------------------------

          "Initial Reserve Fund Deposit" means $3,562,515.48.
           ----------------------------

          "Insolvency Proceeding" means the commencement, after the Closing
           ---------------------
Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

          "Insurance Agreement" means the Insurance and Indemnity Agreement
           -------------------
dated as of September 29, 1997 among the Certificate Insurer, Chevy Chase in its individual capacity and as the Seller and Servicer, and the Trustee.

          "Insurance Proceeds" means, with respect to any Loan and a Monthly
           ------------------
Collection Period, proceeds paid to the Seller or the Servicer pursuant to any insurance policy with respect to such Loan or the related Mortgaged Property, reduced by related expenses, which proceeds (x) are not Liquidation Proceeds and
(y) are not applied or expected to be applied to the restoration or repair of the related Mortgaged Property or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

          "Insurer Default" means the occurrence of either of the following
           ---------------
events:

               (a) the Certificate Insurer shall fail to pay when due, as and in the amounts required, any amount payable under the Policy; or

               (b) (i) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (b), the "Superintendent") shall apply for any order (A) pursuant to Section 7402 of the New York Insurance Law (or any successor provisions thereto), directing him to rehabilitate the Certificate Insurer, (B) pursuant to Section 7404 of the New York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Certificate Insurer or
          (C) pursuant to Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the Certificate Insurer which application is not dismissed or withdrawn during a period of 60 consecutive days or from which relief is not sought; (ii) the Superintendent shall determine that the Certificate Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law; (iii) the Certificate Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or (iv) an involuntary case or other proceeding shall be commenced against the Certificate Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

          "Interest Collections" means, for any Distribution Date, (i) interest
           --------------------
collections received from or on behalf of Obligors during the related Monthly Collection Period, calculated in accordance with the Simple Interest Method and otherwise in accordance with this Agreement (less the Servicing Fee and, with respect to any Loan for which a Servicer Advance has been made and not previously reimbursed, such interest collections allocable to pay any such unreimbursed Servicer Advance), (ii) late fees received from or on behalf of Obligors during the related Monthly Collection Period, (iii) the interest portion of Net Liquidation Proceeds and Insurance Proceeds received during the related Monthly Collection Period calculated in accordance with the Simple Interest Method and otherwise in accordance with this Agreement, (iv) Recoveries received during the related Monthly Collection Period, (v) the interest portion of the Repurchase Deposit Amount received in respect of the related Monthly Collection Period and (vi) Investment Earnings on amounts on deposit in the Collection Account for the related Monthly Collection Period.

          "Interest Deficiency Draw Amount" means, with respect to any
           -------------------------------
Distribution Date, the amount, if any, by which the Interest Distributable Amount for such Distribution Date exceeds all amounts on deposit in the Collection Account and Reserve Fund which the Trustee is required to transfer, allocate or deposit to the Interest Distribution Account on the related Deposit Date pursuant to Section 6.05(a)(i).
                 ------------------

          "Interest Distributable Amount" means, with respect to any
           -----------------------------
Distribution Date, the sum of (i) interest accrued during the related Interest
                       ---
Period at the Pass-Through Rate on the Certificate Principal Balance immediately preceding such Distribution Date plus (ii) the Certificateholders' Interest
                                 ----
Carryover Shortfall, in each case calculated on the basis of a 360-day year comprised of twelve 30-day months.

          "Interest Distribution Account" means the subaccount of the Collection
           -----------------------------
Account designated as such, established and maintained pursuant to Section
                                                                   -------
6.01(a)(ii).
-----------

          "Interest Period" means the period from and including the Closing Date
           ---------------
(in the case of the first Distribution Date) or from and including the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date.

          "Investment Earnings" means, with respect to any Distribution Date,
           -------------------
the investment earnings (net of losses and investment expenses) on amounts on deposit in the accounts established pursuant to Section 6.01 and the Reserve
                                                 ------------
Fund.

          "Liquidated Loan" means, with respect to any Determination Date, a
           ---------------
Loan (i) with respect to which the Obligor is contractually delinquent for 180 days as of the end of the most recently completed Monthly Collection Period or
(ii) as to
which the Servicer has determined in accordance with its customary servicing practices that eventual payment of the scheduled payments is unlikely.

          "Liquidation Expenses" means expenses incurred by the Servicer in
           --------------------
connection with the liquidation of any Loan and not recovered under any insurance policy or from the related Obligor, including, without limitation, legal fees and expenses, the cost of recordation of assignments, title fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section
                                                                       -------
5.05 with respect to such Loan (including, without limitation, amounts advanced
----
to cure defaults on any mortgage loan which is senior to such Loan or to pay in full any such senior mortgage loan) and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage as are customary in the residential mortgage loan servicing industry.

          "Liquidation Loss Amount" means, with respect to any Liquidated Loan,
           -----------------------
the unrecovered principal balance thereof at the end of the Monthly Collection Period in which such Loan became a Liquidated Loan, after giving effect to the application of the principal portion of Net Liquidation Proceeds in connection therewith.

          "Liquidation Proceeds" means proceeds (excluding any amounts drawn
           --------------------
from the Reserve Fund or on the Policy) received in connection with the liquidation of a Liquidated Loan.

          "Loan" means, as of any date, any Home Equity Loan, Debt Consolidation
           ----
Loan or Home Improvement Contract identified on the Loan Schedule as of such date.

          "Loan File" has the meaning set forth in Section 3.01(b)(iii).
           ---------                               --------------------

          "Loan Rate" means, with respect to any Loan, the specified annual per
           ---------
annum interest rate at which interest accrues on such Loan.

          "Loan Schedule" means, as of any date, the schedule of Home Equity
           -------------
Loans, Debt Consolidation Loans and Home Improvement Contracts included in the Trust Property on such date, which sets forth, as of the Cut-off Date with respect to each Loan and as of the last day of the Monthly Collection Period during which the time to correct or cure the defect in the related Loan has expired with respect to each Eligible Substitute Loan, (i) the principal balance of each such Loan, (ii) the stated maturity date on which full and complete payment of the principal balance of each such Loan is due and payable, (iii) the name and address of the related Obligor and (iv) whether such Loan is a Secured Loan. Initially, references to "Loan Schedule" shall refer to (x) with respect to items (i) through (iii), the magnetic tape delivered to the Trustee by the Seller on or prior to the Closing Date and (y) with respect to item (iv), the Officer's Certificate delivered to the Trustee within five Business Days of the Closing Date; thereafter, "Loan Schedule" shall refer to such schedule as amended from time to time in accordance with Section 3.02, Section 4.01 and Section 5.01(d).
                        ------------   ------------     ---------------

          "Material Subsidiary" means any subsidiary of the Seller with total
           -------------------
consolidated assets in excess of $100,000,000.

          "Monthly Allocable Principal" means, with respect to each Distribution
           ---------------------------
Date, an amount equal to the sum of (i) the Principal Collections deposited in
                             ---
the Principal Distribution Account for such Distribution Date, (ii) any Excess Interest to the extent deposited in the Principal Distribution Account pursuant to Section 6.06(a)(v) for such Distribution Date, (iii) any Reserve Fund
   ------------------
Principal Transfer Amount drawn from the Reserve Fund pursuant to Section
                                                                  -------
6.06(c)(ii) for such Distribution Date and (iv) any Principal Deficiency Draw
-----------
Amount made under the Policy for such Distribution Date.

          "Monthly Collection Period" means, for any Distribution Date, the
           -------------------------
calendar month preceding such Distribution Date.

          "Moody's" means Moody's Investors Service, Inc., or its successor.
           -------

          "Mortgaged Property" means any property, real, personal or mixed,
           ------------------
encumbered by the Mortgage that secures a Note, fixed rate home equity loan agreement, sales contract or installment loan agreement evidencing a Secured Loan.

          "Mortgage" means any first, second or third lien mortgage or deed of
           --------
trust securing a Secured Loan.

          "Net Liquidation Proceeds" means, with respect to any Liquidated Loan,
           ------------------------
Liquidation Proceeds reduced by related Liquidation Expenses.

          "Note" means the promissory note or other evidence of indebtedness
           ----
evidencing the indebtedness of an Obligor under a Loan.

          "Obligor" on a Loan means the obligor or obligors who owe payments
           -------
under the Loan or any guarantor or surety of such person.

          "Officer" means any of the Chairman of the Board of Directors, a Vice
           -------
Chairman of the Board of Directors, the President, an Executive Vice President, a Senior Vice President or a Vice President of the Seller.

          "Officer's Certificate" means a certificate delivered to the Trustee
           ---------------------
and signed by an Officer of the Seller, if delivered by the Seller, and by a Servicing Officer, if delivered by the Servicer.

          "Opinion of Counsel" means one or more written opinions of counsel,
           ------------------
who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Trustee, the Certificate Insurer or Rating Agencies, as applicable.

          "Original Pool Balance" means the Pool Balance as of the Cut-off Date.
           ---------------------

          "Pass-Through Rate" means 6.55% per annum.
           -----------------

          "Paying Agent" means any Person appointed by the Trustee pursuant to
           ------------
Section 11.15.
-------------

          "Permitted Investments" means one or more of the following:
           ---------------------

         (i) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof whose obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof, provided
                                                                       --------
that the unsecured obligations of the party agreeing to repurchase the specified obligations are at the time of such agreement rated by each Rating Agency in its highest short-term rating category and provided, further, that if Moody's is a
                                       --------  -------
Rating Agency, the short-term debt obligations of the party agreeing to repurchase the specified obligations shall be rated P-1 or better;

       (iii) certificates of deposit, demand deposits, time de posits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state or any branch or agency of any foreign bank licensed under the laws of the United States or any state thereof, provided that the debt obligations of such depository institution or trust
--------
company at the date of acquisition of such certificates, demand deposits, time deposits or bankers' acceptances have been rated by each Rating Agency in its highest short-term rating category and provided, further, that if Moody's is a
                                       --------  -------
Rating Agency, the short-term obligations of such depository institution or trust company shall be rated P-1 or better;

        (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category; and

         (v) investments in money market funds registered under the Investment Company Act of 1940, as amended, that, at the time of the Trust's investment or contractual commitment to invest therein, are rated in the highest investment category or otherwise approved in writing by each Rating Agency; and

        (vi) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as a Permitted Investment hereunder and will not result in the reduction, suspension or withdrawal of the then-current rating of the Cer tificates without taking into account the Policy;

provided, however, that (a) no instrument described hereunder shall evidence the
--------  -------
right to receive only interest with respect to the obligations underlying such instrument and (b) no instrument purchased hereunder may be a callable investment purchased at a premium. The highest short-term rating of Standard & Poor's for the investments specified in clauses (ii), (iii) and (iv) is A-1+ and the highest investment category rating of Standard & Poor's for the investments specified in clause (v) is either AAAm or AAAm-G.

          "Person" means any legal person, including any individual,
           ------
corporation, partnership, limited liability company, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

          "Policy" means the financial guaranty insurance policy number SB 12159
           ------
issued by the Certificate Insurer to the Trustee for the benefit of the Certificateholders, including any endorsements thereto.

          "Policy Premium Rate" means the per annum rate on which the premium
           -------------------
payable to the Certificate Insurer is calculated, based on the outstanding Certificate Principal Balance, as set forth in the Insurance Agreement.

          "Pool Balance" means, as of any Distribution Date, an amount equal to
           ------------
the aggregate unpaid principal balance of the Loans as of the last day of the related Monthly Collection Period other than Loans which became Liquidated Loans during or prior to such Monthly Collection Period and other than Loans that have been repurchased by the Seller or purchased by the Servicer prior to such Distribution Date.

          "Preference Event" has the meaning set forth in Section 7.02(d).
           ----------------                               ---------------

          "Principal Collections" means, for any Distribution Date, (i) the
           ---------------------
principal portion of payments received from Obligors on the Loans during the related Monthly Collection Period calculated in accordance with the Simple Interest Method and otherwise in accordance with the applicable fixed-rate home equity loan agreement, sales contract or installment loan agreement (less, with respect to any Loan for which a Servicer Advance has been made and not reimbursed from Interest Collections relating to such Loan, principal collections relating to such Loan for such Monthly Collection Period to the extent necessary to pay any remaining portion of such unreimbursed Servicer Advance), (ii) the principal portion of the Net Liquidation Proceeds and Insurance Proceeds received during the related Monthly Collection Period and
(iii) the principal portion of the Repurchase Deposit Amount and the Substitution Adjustment Amount for any repurchased or substituted Loans received in respect of the related Monthly Collection Period.

          "Principal Deficiency Draw Amount" means, for any Distribution Date,
           --------------------------------

               (i) if such Distribution Date is prior to the Final Distribution Date, the amount, if any, by which the Principal Distributable Amount for such Distribution Date exceeds the amount on deposit in the Principal Distribution Account for such Distribution Date (calculated after giving effect to the allocation and deposit of any Reserve Fund Principal Transfer Amount that the Trustee is required to transfer from the Reserve Fund on or prior to the related Deposit Date pursuant to Section 6.06(c)(ii)); and
             -------------------

               (ii) if such Distribution Date is the Final Distribution Date, the amount, if any, by which the Certificate Principal Balance exceeds the amount on deposit in the Principal Distribution Account for such Distribution Date (calculated after giving effect to the allocation and deposit of any Reserve Fund Principal Transfer Amount that the Trustee is required to transfer from the Reserve Fund on or prior to the related Deposit Date pursuant to Section 6.06(c)(ii)).
                                               -------------------

          "Principal Distributable Amount" means, with respect to any
           ------------------------------
Distribution Date, an amount equal to the lesser of (a) the sum of (i) the
                                          ------            ---
Principal Collections for such Distribution Date plus (ii) any Liquidation Loss
                                                 ----
Amount for the related Monthly Collection Period plus (iii) any portion of the
                                                 ----
Principal Distributable Amount for any prior Distribution Date that was not previously distributed and (b) the outstanding Certificate Principal Balance of the Certificates; provided, however, that on the Final Distribution Date, the
                  --------  -------
Principal Distributable Amount shall equal the Certificate Principal Balance; and provided further, however, that in no event shall the aggregate amount
    ----------------  -------
distributed to Certificateholders in respect of principal exceed the Initial Certificate Principal Balance.

          "Principal Distribution Account" means the subaccount of the
           ------------------------------
Collection Account designated as such and established and maintained pursuant to

Section 6.01(a)(ii).
-------------------

          "Rating Agency" means Moody's and Standard & Poor's.  If no such
           -------------
organization or successor maintains a rating on the Certificates, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), notice of which designation shall be given to the Trustee and the Servicer.

          "Record Date" means, with respect to each Distribution Date, the day
           -----------
immediately preceding such Distribution Date if the Certificates are Book-Entry Certificates, and the last day of the month preceding the month of the related Distribution Date if Replacement Certificates are issued.

          "Recordation Fees" means the fees and expenses incurred by the Trustee
           ----------------
in connection with the recordation of Assignments of Mortgages pursuant to

Section 5.15.
------------

          "Recoveries" means, with respect to any Liquidated Loan and a Monthly
           ----------
Collection Period, any amount that was previously recognized as a loss but subsequently has been collected with respect to such Loan from whatever source (other than from withdrawals from the Reserve Fund or from draws on the Policy) in a Monthly Collection Period following the Monthly Collection Period during which such Loan became a Liquidated Loan, reduced by related expenses incurred by the Servicer and not previously reimbursed from Liquidation Proceeds or otherwise in connection with the liquidation of such Loan or the related Mortgaged Property (including, without limitation, any Servicer Advances, costs of recording assignments and any amount advanced in respect of the repayment of a senior mortgage).

          "Replacement Certificates" has the meaning set forth in Section 8.08.
           ------------------------                               ------------

          "Repurchase Deposit Amount" means, with respect to a Loan to be
           -------------------------
repurchased by the Seller or purchased by the Servicer, the unpaid principal balance thereof as of the end of the Monthly Collection Period immediately preceding the date of repurchase or purchase, plus accrued and unpaid interest thereon at the Loan Rate less, for so long as Chevy Chase is the Servicer, the Servicing Fee Rate through the end of the Monthly Collection Period in which the repurchase occurs.

          "Reserve Fund" means the account designated as such and established
           ------------
and maintained pursuant to the Insurance Agreement and this Agreement as set forth in Section 6.08.
         ------------

          "Reserve Fund Interest Transfer Amount" means, with respect to any
           -------------------------------------
Deposit Date, an amount equal to the lesser of (a) the excess of (i) the
                                     ------            ------
Interest Distributable Amount for the related Distribution Date over (ii) all
                                                                ----
amounts on deposit in the

Interest Distribution Account on such Deposit Date before giving effect to any transfer from the Reserve Fund and (b) the amount on deposit in the Reserve Fund on such Deposit Date.

          "Reserve Fund Principal Transfer Amount" means, with respect to each
           --------------------------------------
Deposit Date, an amount equal to the lesser of (a) the excess of (i) the
                                     ------            ------
Principal Distributable Amount for the related Distribution Date over (ii) the
                                                                 ----
amount on deposit in the Principal Distribution Account before giving effect to such transfer from the Reserve Fund and (b) the amount remaining on deposit in the Reserve Fund on such Deposit Date after giving effect to the withdrawal of any Reserve Fund Interest Transfer Amount from the Reserve Fund on such Deposit Date.

          "SAIF" means The Savings Association Insurance Fund, as from time to
           ----
time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          "Secured Loan" means any Loan secured by a Mortgaged Property.
           ------------

          "Seller" means Chevy Chase Bank, F.S.B. and its successors in interest
           ------
to the extent permitted hereunder.

          "Servicer" means Chevy Chase as the servicer of the Loans, and each
           --------
successor Servicer pursuant to Section 9.03 or Section 10.02.
                               ------------    -------------

          "Servicer Advance" has the meaning ascribed thereto in Section 5.05.
           ----------------                                      ------------

          "Servicer's Certificate" means an Officer's Certificate of the
           ----------------------
Servicer delivered pursuant to Section 5.07, substantially in the form of
                               ------------
Exhibit F.
---------

          "Servicing Fee" means the fee payable to the Servicer for services
           -------------
rendered during each Monthly Collection Period, determined pursuant to Section
                                                                       -------
5.06.
----

          "Servicing Fee Rate" means 0.75% per annum.
           ------------------

          "Servicing Officer" means any officer of the Servicer involved in, or
           -----------------
responsible for, the administration and servicing of the Loans whose name appears on a list of servicing officers annexed to an Officer's Certificate furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may be amended from time to time.

          "Simple Interest Loan" means any Loan under which the portion of a
           --------------------
payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          "Simple Interest Method" means the method of allocating a fixed level
           ----------------------
monthly payment to principal and interest, pursuant to which (a) the portion of such payment allocated to interest is equal to the product of the fixed per
                                                   -------
annum rate at which interest accrues on the loan times the outstanding principal
                                                 -----
balance of such loan  times the number of days elapsed since the preceding
                      -----
payment of interest was made (in some states assuming 30 day months), divided by
                                                                      -------
the actual number of days in a year (360 days in states which assume 30 day months) and (b) the portion of such payment allocable to principal is equal to the excess of such monthly payment over the amount allocated to interest
    ------                         ----
pursuant to clause (a).

          "Specified Reserve Fund Requirement" has the meaning specified in the
           ----------------------------------
Insurance Agreement.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a
           -----------------
division of The McGraw-Hill Companies, Inc., or its successor.

          "Substitution Adjustment Amount" means, as to the Monthly Collection
           ------------------------------
Period related to any Distribution Date with respect to which the Seller substitutes one or more Eligible Sub stitute Loans pursuant to Section 3.02,
                                                               ------------
Section 4.01 or Section 5.01(d), the amount, if any, by which the sum of (i) the
------------    ---------------
aggre gate principal balance of all such Eligible Substitute Loans being added to the Trust at the end of such Monthly Collection Period is less than (ii) the aggregate principal balance of the related Loans being removed from the Trust at the end of such Monthly Collection Period, plus any accrued but unpaid interest thereon to the date of substitution, such amount to be deposited into the Collection Account when and to the extent provided in Section 3.02, Section 4.01
                                                      ------------  ------------
or Section 5.01(d).
   ---------------

          "Trust" has the meaning set forth in Section 2.01.
           -----                               ------------

          "Trust Property" means the property and proceeds of every description
           --------------
conveyed pursuant to Section 3.01, the Policy, amounts on deposit in the
                     ------------
Collection Account, any financial assets or investment property (as defined in the UCC) or other investments purchased with such funds, and any proceeds thereof or other amounts payable with respect thereto, all other rights, property and interests in property granted to the Trustee under this Agreement for the benefit of the Certificateholders and/or the Certificate Insurer and any and all products and proceeds of the foregoing.

          "Trustee" means U.S. Bank National Association, a national banking
           -------
association, doing business as First Bank

National Association, its successors in interest and any successor Trustee hereunder.

          "Trustee Fee Rate" means .00625% per annum.
           ----------------

          "Trustee Officer" means the chairman or vice-chairman of the board of
           ---------------
directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Trustee's Fee" means, with respect to any Monthly Collection Period,
           -------------
the fee payable to the Trustee for services rendered during such Monthly Collection Period, equal to one-twelfth of the Trustee Fee Rate multiplied by the Certificate Principal Balance as of the last day of such Monthly Collection Period.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
New York on the date hereof.

          SECTION 1.02.   Other Definitional Provisions.  (a) All terms defined
                          -----------------------------
in this Agreement shall have the meanings defined herein when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or in any such certificate or other document, and accounting terms partly defined herein or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, as appropriate;

and the term "including" shall mean "including without limitation".

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                               [End of Article I]

                                  ARTICLE II

                            Establishment of Trust

          SECTION 2.01.   Creation of Trust.  Upon the execution of this
                          -----------------
Agreement by the parties hereto, there is hereby created a separate trust, which shall be known as Chevy Chase Home Loan Trust 1997-1 (the "Trust"). The Trust
                                                           -----
shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Certificate Insurer.

          SECTION 2.02.   Acceptance by Trustee.  The Trustee hereby accepts the
                          ---------------------
Loans and other Trust Property transferred by the Seller pursuant to Section
                                                                     -------
3.01 and declares that it will hold the Loans and other Trust Property upon the
----
trusts set forth herein for the benefit of the Certificateholders and the Certificate Insurer, subject to the terms and provisions of this Agreement.

          SECTION 2.03   Powers.  Except as expressly provided herein, the Trust
                         ------
shall not engage in any activity that is inconsistent with the classification of the Trust as a grantor trust for federal income tax purposes. Further, the Trust shall not (i) acquire any additional assets or (ii) modify (or agree to the modification of) or dispose of any of its assets other than pursuant to the terms hereof. The Trust shall not take any action (or fail to take any action) that would cause it (by the taking or the failure to take, as the case may be) to be classified as other than a grantor trust for federal income tax purposes.

                              [End of Article II]

                                  ARTICLE III

                               Transfer of Loans

          SECTION 3.01.   Transfer of Loans.  (a) In consideration of the
                          -----------------
Trustee's delivery on the Closing Date to or upon the order of the Seller of Certificates in an aggregate principal amount equal to the Initial Certificate Principal Balance, the Seller does hereby transfer, assign, set over and otherwise transfer to the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

               (1) the Loans, and all moneys received thereon (including any interest and any payments in respect of delinquent or defaulted obligations thereunder) on and after the Cut-off Date;

               (2) the Mortgages and the security interests in the Mortgaged Properties and any other properties or interests in properties granted by Obligors pursuant to the Loans and/or Mortgages and any other interest of the Seller in such Mortgaged Properties or such other properties or interests in properties granted by the Obligor in connection with the Loans;

               (3) any proceeds with respect to the Loans from claims on any insurance policies covering the Mortgaged Properties, or any other properties or interests in properties granted by the Obligors thereof pursuant to any of the Loans or the Mortgages;

               (4) any proceeds from the liquidation of the Loans or any of the related Mortgaged Properties or any other properties or interests in properties granted by the Obligors thereof pursuant to any of the Loans or the Mortgages;

               (5)  the related Loan Files;

               (6)  the Policy; and

               (7) the proceeds of any and all of the foregoing.

          It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Loans and other Trust Property in which it has an interest from the Seller to the Trust and the beneficial interest in and title to the Loans and the other Trust Property shall not be part of the Seller's estate in the event a conservator, receiver, liquidator or similar person is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Seller.

          If and to the extent that such transfer is deemed not to be a sale or if for any reason any Loan is held to be property of the Seller, then the Seller shall be deemed to have hereby granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest whether now owned or hereafter acquired in, to and under the Loans until the termination of the Trust, all moneys due or to become due with respect to such Loans, all proceeds of such Loans, all Insurance Proceeds relating to such Loans and all proceeds thereof, and this Agreement shall constitute a security agreement under applicable law.

          In connection with such assignment and transfer, the Seller shall file, on or prior to the Closing Date, in the appropriate office of any applicable state, county or other relevant jurisdiction, a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party, for the benefit of the Certificateholders and the Certificate Insurer, and identifying as collateral the Loans identified on the Loan Schedule and all property transferred by the Seller to the Trust constituting part of the Trust Property. In connection with such filing, the Seller shall cause to be filed all necessary continuation statements thereof and take or cause to be taken such actions and execute such documents as are necessary to continue the perfection and protect the Trustee's interest in such property for the benefit of the Certificateholders and the Certificate Insurer.

          (b) In connection with the foregoing assignment and transfer by the Seller, and except as provided in the immediately following paragraph, the Seller shall deliver to, and deposit with, the Trustee on or before the Closing Date, with respect to each Loan:

               (i) The original Note, fixed-rate home equity loan agreement, sales contract or installment loan agreement, as applicable, a copy of such original Note, agreement or contract or a "lost-note affidavit," with, in the case of a Note, any intervening endorsements and/or assignments evidencing a complete chain of title from the originator thereof to the Seller and, in the case of a Note which is a promissory note, endorsed in blank and signed, by facsimile or manual signature, in the name of the Seller by an Officer thereof;

               (ii) With respect to each Secured Loan, either: (i) the original Mortgage with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by an Officer of the Seller, if the original has been transmitted for recording but has not, at the

          Closing Date, been returned or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office; and

             (iii) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by an Officer of the Seller if the original has been transmitted for recording until such time as the original is returned by the public recording office (such documents, along with the items in (i) and (ii) above and, with respect to each Secured Loan, the related Assignment of Mortgage referred to in subsection (d) below, being referred to herein with respect to each Loan as the "Loan File").
                       ---------

          (c) The Seller hereby confirms to the Trustee that it has caused the portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans have been transferred and assigned to the Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

          (d) The Seller, at its own expense, shall deliver to the Trustee within 180 days of the Closing Date an Assignment of Mortgage for each Loan which is a Secured Loan in blank in recordable form. Any such assignment may be made by blanket assignments for Secured Loans located in the same county, if permitted by applicable law. Any such Assignment of Mortgage shall be required to be recorded only under the circumstances described in Section 5.15.
                                                         ------------

          SECTION 3.02.   Acceptance by Trustee; Reassignment of Loans;
                          ---------------------------------------------
Substitution of Eligible Substitute Loans.
-----------------------------------------

          (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit C-1 and declares that it does hold and shall hold such files and the documents constituting a part of the Loan Files in trust to the extent received by it, upon the terms herein set forth, for the use and benefit of all present and future
Certificateholders and the Certificate Insurer.   The Trustee acknowledges that
it shall maintain possession of the Loan Files in the State of Minnesota unless and until (x) 15 days prior notice has been given to the Rating Agencies and the Certificate Insurer and (y) all measures necessary to perfect (or continue the perfection in) the interest of the Trustee in such Loan Files in the jurisdiction to which the Loan Files are to be moved have been taken to the satisfaction of the Certificate Insurer.

          (b) The Trustee shall review each document delivered to it pursuant to
Section 3.01(b) and Section 3.01(d) to ascertain that all required documents
---------------     ---------------
referred to therein have been executed and received, and that such documents relate to the Loans identified on the Loan Schedule. The Trustee may rely on the purported due execution of any such documents and genuineness of any signature thereon. Not later than 30 days following the Closing Date, the Trustee shall deliver to the Seller and the Servicer a certificate substantially in the form of Exhibit C-2 with respect to the Loan File for each Loan. If, as
               -----------
set forth in such certificate, the Trustee determines that it does not have a Loan File for a Loan or any document constituting a part of a Loan File (other than the Assignment of Mortgage for any Secured Loan) (i) does not bear the required signatures, (ii) has not been received or (iii) is unrelated to the Loans identified in the Loan Schedule on the Closing Date, the Seller shall correct or cure any such specified defect within 30 days of receipt of notice of such defect. Not later than 210 days following the Closing Date, the Trustee shall deliver to the Seller and the Servicer a certificate substantially in the form of Exhibit C-2 with respect to the Assignment of Mortgage for each Secured
        -----------
Loan. If, as set forth in such certificate, the Trustee determines that an Assignment of Mortgage for any Secured Loan (i) does not bear the required signatures, (ii) has not been received or (iii) is unrelated to the Secured Loans identified in the Loan Schedule on the Closing Date, the Seller shall correct or cure any such specified defect within 30 days of receipt of notice of such defect. In addition, within fifteen (15) days following the substitution of any Eligible Substitute Loan, (i) the Trustee shall review the Loan File for such Eligible Substitute Loan (which shall include, at the time of delivery, an Assignment of Mortgage in recordable form if such Eligible Substitute Loan is a Secured Loan) for the purpose and to the extent set forth above in this paragraph, and (ii) shall deliver to the Seller, the Servicer and the Certificate Insurer a certificate specifying any defect with respect to such Loan, as described above. The Seller shall have a period of thirty (30) days after receipt from the Trustee of such certificate to correct or cure such defect. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          The Trustee shall have no responsibility for reviewing any Loan except as expressly provided in this Section 3.02(b). Without limiting the effect of the preceding sentence, in reviewing any Loan File, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except to determine that such endorsement is in blank), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

          (c) If the time to correct or cure any defect of which the Trustee has notified the Seller pursuant to Section 3.02(b) has expired without any
                                ---------------
correction or cure, the Seller shall, on the Business Day immediately preceding the Determination Date in the month following the Monthly Collection Period in which the time to correct or cure such defect expired, remove the related Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) from the Trust either (i) in exchange for depositing in the Trust the Repurchase Deposit Amount, which amount shall be deposited into the Collection Account pursuant to Section 6.04 on such Business
                                                  ------------
Day, or (ii) by substituting in its place an Eligible Substitute Loan or Loans, delivering to the Trustee an assignment substantially in the form of Exhibit E-
                                                                     ---------
1A, without recourse, in order to vest in the Trustee all right, title and
--
interest of the Seller in and to such Eligible Substitute Loan as of the last day of the Monthly Collection Period in which the time to correct or cure such defect expired, and depositing in the Collection Account any related Substitution Adjustment Amount. Promptly upon receipt by the Trustee of (i) in the case of a payment in respect of the removed Loan, written notification signed by a Servicing Officer to the effect that the Repurchase Deposit Amount for any such Loan has been so deposited into the Collection Account or (ii) in the case of a substitution, the Loan for each related Eligible Substitute Loan and written notification signed by a Servicing Officer (a copy of which shall be forwarded to each Rating Agency along with written notification of the loan type (i.e. debt consolidation, home equity, etc.) of such Eligible Substitute
Loan) to the effect that such Loan complies wit the definition of Eligible Substitute Loan and that the Substitution Adjustment Amount, if any, has been deposited into the Collection Account as provided in Section 6.04, the Trustee
                                                     ------------
shall release to the Seller the Loan File forthe removed Loan and shall execute an deliver to the Seller an assignment substantially in the form of Exhibit E-1,
                                                                    -----------
without recourse, in order to vest in the Seller all right, title and interest of the Trustee in and to such removed Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto). The form of assignment attached as Exhibit E-1 and Exhibit E-1A may be
                                             -----------     ------------
modified from time to time to the extent required by applicable law. The obligation of the Seller to remove (to the extent permitted herein) any Loan and either (x) deposit the Repurchase Deposit Amount or (y) substitute an Eligible Substitute Loan and deposit of the related Substitution Adjustment Amount, if any, shall constitute the sole remedy with respect to such defect available to Certificateholders, the Trustee (for itself or on behalf of Certificate-holders and the Certificate Insurer) or the Certificate Insurer against the Seller.

(d) The Substitution Adjustment Amount for any Monthly Collection Period shall be deposited into the Collection Account on the Business Day immediately preceding the Determination Date occurring in the month following such Monthly Collection Period. All amounts received in respect of the Eligible Substitute Loan or Loans on or prior to the date of substitution shall not be a part of the Trust and shall not be deposited by the Servicer into the Collection Account, and all amounts received in respect of such Eligible Substitute Loan or Loans from and after the date of substitution shall be deposited by the Servicer into the Collection Account. All amounts received by the Servicer on or prior to the date of substitution in respect of any Loan so removed from the Trust shall be deposited by the Servicer into the Collection Account, and all amounts received by the Servicer after the date of substitution in respect of any such Loan shall not be a part of the Trust and shall not be deposited by the Servicer into the Collection Account. The Servicer shall amend the Loan Schedule to reflect the removal of such Loan from the terms of this Agreement and the substitution of the Eligible Substitute Loan or Loans therefor as of the last day of the Monthly Collection Period during which the time to correct or cure the defect has expired. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have entered into or made with respect to such Eligible Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 4.01 as of the first day of the Monthly
                            ------------
Collection Period in which such substitution occurred. The procedures applied by the Seller in selecting each Eligible Substitute Loan shall not be adverse to the interests of the Trustee, the Certificate Insurer or the Certificateholders and shall be comparable to the selection procedures applicable to the Loans conveyed hereunder as of the date of this Agreement.

          The provisions of Section 3.02(c) and Section 3.02(d) also shall apply
                            ---------------     ---------------
to any substitution of Eligible Substitute Loan or Loans by the Seller pursuant to Section 4.01.
   ------------

                             [End of Article III]

                                  ARTICLE IV

                                   The Loans

         SECTION 4.01.  Representations and Warranties of the Seller Regarding
                        ------------------------------------------------------
the Loans; Removal and Substitution Obligations.  (a)  The Seller represents and
-----------------------------------------------
warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the date of this Agreement and as of the Closing Date in the case of the Loans, that:

         (i) The information set forth on the Loan Schedule with respect to the Loans was true and correct in all material respects at the date or dates as of which such information was furnished by the Seller.

         (ii) Each Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Note and, if applicable, each related Mortgage had legal capacity to enter into the related Loan and to execute and deliver such Note and, if applicable, such Mortgage, and such Note and, if applicable, such Mortgage have been duly and properly executed by such parties.

         (iii) As of the Closing Date, each Mortgage securing a Secured Loan is a valid lien on the related Mortgaged Property, subject only to (a) the lien of current real property taxes and assessments, (b) the lien of the related senior mortgage loans or deeds of trust, if any, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal obtained in connection with the origination of the related Loan obtained by the Seller and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by such Mortgage.

         (iv) As of the Cut-off Date, the proceeds of each Loan have been fully disbursed and there is no requirement for future advances thereunder; all costs, fees and expenses incurred in making or closing such Loan and the recording of the related Mortgage, if any, were disbursed; the Obligor thereon is not entitled to any refund of any amounts paid or due under any related Note, installment sales contract or installment loan agreement, or any related Mortgage; and any and all requirements set forth in any documents relating to such Loan have been complied with.

         (v) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise, by judicial foreclosure.

         (vi) Each Loan is an Indirect Debt Consolidation Loan, an Indirect Home Improvement Loan, a Direct Home Improvement Loan or a Closed-end Home Equity Loan, and was underwritten by the Seller or was required to have been underwritten by its originator in accordance with the Seller's then current underwriting guidelines for such type of Loan.

         (vii) No Obligor has notified the Seller, and the Seller has no knowledge, of any relief requested or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         (viii) Immediately prior to the transfer and assignment referred to in
Section 3.01(a), the Seller had good title to each Loan, subject to no prior
---------------
lien, mortgage, security interest, pledge, charge or other encumbrance.

         (ix) As of the Closing Date, the transfer to the Trust of the Loans constitutes either a valid sale of all right, title and interest of the Seller in the Loans (to the extent provided herein) to the Trustee or the grant of a first priority perfected ownership interest or security interest therein (to the extent provided herein) to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         (x) As of the Cut-off Date, no payment on or in respect of any Loan is 30 or more days past due on a contractual basis.

         (xi) As of the Closing Date, there is no lien for any delinquent recording fee, tax or assessment against any Mortgaged Property.

         (xii) As of the Closing Date, no Mortgaged Property relating to a Secured Loan is subject to any mechanics' lien or claim for work, labor or material which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, except those liens which are fully insured against by a title insurance policy.

         (xiii) As of the Closing Date, to the knowledge of the Seller, each Mortgaged Property relating to a Secured Loan is free of material damage and is in good repair.

         (xiv) Each Loan complied at the time it was made in all material respects with applicable state and federal laws, including without limitation usury, equal credit opportunity and disclosure laws, and the consummation of the transactions herein contemplated, including without limitation the receipt of interest by the Certificateholders, will not violate such laws in any material respect.

         (xv) As of the Closing Date, the Seller has not received a notice of default of any senior mortgage loan on a Mortgaged Property relating to a Secured Loan which has not been cured by a party other than the Seller.

         (xvi) Each Note (if applicable) and each Mortgage relating to a Secured Loan is an enforceable obligation of the related Obligor, except as enforceability may be limited by (a) bankruptcy, insolvency or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and, to the knowledge of the Seller as of the Closing Date, there is no offset, defense, claim or counterclaim to any obligation under such Note or, with respect to each Secured Loan, under the related Mortgage, including the obligation of the Obligor to pay principal and interest in accordance with the terms of such Note.

         (xvii) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Certificate Insurer was used in selecting the Loans.

         (xviii) Each Home Equity Loan was originated by the Seller or acquired by the Seller from a mortgage company, duly licensed in the relevant jurisdiction.

         (xix) The Loan File for each Loan contains all required documents referred to in Section 3.01(b) other than the related Assignment of Mortgage for
               ---------------
each Secured Loan, and (except in the case of any documents represented by lost-note affidavits) such documents bear manual signatures of the related Obligor and relate to such Loan.

         (xx) A lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor (including, without limitation, a title report) was issued on the date of origination of each Secured Loan and is valid and remains in full force and effect with respect to each such Secured Loan.

         (b)     The representations and warranties set forth in Section 4.01(a)
                                                                 ---------------
shall survive the sale, transfer and assignment of the Loans on the Closing Date and shall survive the delivery of the related Loan Files to or on behalf of the Trustee. Upon discovery by the Seller, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties with respect to any Loan made pursuant to Section 4.01(a) of this Agreement or a
                                     ---------------
breach of the Servicer of Section 5.01, which in each case materially and
                          ------------
adversely affects the interests of the Certificateholders or the Certificate Insurer in such Loan, the party discovering such breach shall give written notice thereof to the other parties and the Certificate Insurer within 5 days after such discovery; provided, however, that failure to give such notice within
                      --------  -------
such five day period shall not relieve the Seller or the Servicer, as the case may be, of any of their corresponding obligations. Within 30 days after its discovery or its receipt of notice of any such breach, the Seller or the Servicer, as applicable, shall use all reasonable efforts to cure such breach in all material respects. Unless at the expiration of such 30-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Seller or the Servicer, as applicable, shall, not later than the Business Day preceding the Determination Date immediately preceding the Distribution Date in the month following the related Monthly Collection Period in which any such cure period expired, remove such Defective Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) in exchange for (i) deposit of the Repurchase Deposit Amount or (ii) in the case of the Seller only, substitution in its place of an Eligible Substitute Loan or Loans, in any case in the same manner and subject to the same conditions as set forth in Section 3.02(c). In conjunction
                                               ---------------
with any removal pursuant to the foregoing, the Seller or the Servicer, as applicable, shall be entitled to receive an assignment of the removed Loan and a release of the related Loan File from the Trustee to the extent set forth in
Section 3.02(c).  Any such Defective Loan shall be deemed to have been purchased
---------------
as of the last day of the Monthly Collection Period immediately preceding date on which such purchase occurred. The obligation of the Seller and the Servicer to remove any Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller and the Servicer with respect to such breach available to Certificateholders, the Trustee on behalf of Certificateholders, or the Certificate Insurer.

         A breach of the representation and warranty set forth in clause (xix) of Section 4.01 with respect to any Loan shall be deemed to affect materially
   ------------
and adversely the interests of the Certificateholders and the Certificate Insurer in such Loan. Notwithstanding the first paragraph of this Section 4.01(b), the provisions of Section 3.02(b) shall control with respect to notice
                           ---------------
and cure periods applicable to the correction of any defective Loan Files and the obligations of the Seller with respect thereto.

         Any purchase of a Defective Loan by the Servicer pursuant to Section
                                                                      -------
5.01 shall be effected in the same manner and subject to the same conditions as
----
set forth in Section 3.02(c).
             ---------------

Upon completing any such purchase, the Servicer shall receive an assignment of such Defective Loan and a release of the related Loan File from the Trustee to the extent set forth in Section 3.02(c).
                        ---------------

         The Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Loans provided for in this Section 4.01(b) with respect to Eligible Substitute Loans and Defective Loans, as provided in Section
                                                                         -------
3.02(d) .
-------

         SECTION 4.02.  Official Record.  The Seller and the Servicer agree
                        ---------------
that, so long as the Certificates remain outstanding and/or amounts remain owing to the Certificate Insurer, this Agreement, the Insurance Agreement, the Indemnification Agreement and all related agreements, documents, instruments and certificates delivered hereunder or thereunder shall remain outstanding as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S)1823(e)).

                              [End of Article IV]

                                   ARTICLE V

                     Administration and Servicing of Loans

         SECTION 5.01.  The Servicer and the Seller.  (a)  The Servicer shall
                        ---------------------------
service and administer the Loans in accordance with its customary procedures consistent with general industry practice, taking into account that the Trust is a grantor trust for tax purposes; provided, however, that (subject to the
                                  --------  -------
Servicer's taking into account that the Trust is a grantor trust) such procedures shall be the same in all material respects as the procedures followed by the Servicer with respect to Closed-end Home Equity Loans and Home Loans held in its own portfolio. The Servicer shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable as to maximize the receipt of principal and interest on such Loans and Net Liquidation Proceeds with respect to Liquidated Loans. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders, the Certificate Insurer and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and, with respect to Secured Loans, the related Mortgaged Properties. The Trustee shall furnish the Servicer a power of attorney in the form attached hereto as Exhibit G and other documents
                                                   ---------
necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Servicer shall not consent to the placement of a lien on any Mortgaged Property senior to that of the related Mortgage unless such action is consistent with reasonable commercial practice.

         (c) The Servicer shall not modify or amend any Loan (or waive any term of any Loan other than waiving a late payment fee in connection with a late payment on a Loan), other than to evidence an assumption, unless: (a) the Loan is in default or a payment default with respect to such Loan is reasonably foreseeable by the Servicer, (b) the amendment or modification of the Loan would not cause the Loan to be considered to be "exchanged" for the modified loan under section 1001 of the Internal Revenue Code or (c) the modification or amendment would not cause the Trust to fail to qualify as a grantor trust for federal income tax purposes. Notwithstanding the foregoing, the

Servicer may not extend or modify a Loan such that the stated final maturity date of such Loan would extend beyond the last day of the Monthly Collection Period preceding the Stated Maturity Date.

         (d) The Servicer may agree to extend the final maturity date of any Loan beyond the last day of the Monthly Collection Period preceding the Final Distribution Date if the Servicer, not later than the Business Day immediately preceding the Determination Date next following the Monthly Collection Period in which any such extension is made shall remove the applicable Loan and remit to the Trustee the applicable Repurchase Deposit Amount.

         (e) Any removal of Loan or Loans pursuant to subsection (d) shall be effected in the same manner and subject to the same conditions as set forth in
Section 3.02(c), and the Loan Schedule shall be amended to reflect such removal.
---------------
Upon completing any such transfer the Servicer shall receive an assignment of the related Loan and a release of the related Loan File from the Trustee to the extent set forth in Section 3.02(c).
                    ---------------

         SECTION 5.02.  Collection of Certain Loan Payments.
                        -----------------------------------

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to Closed-end Home Equity Loans and Home Loans in its servicing portfolio comparable to the Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer, in its discretion, may waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of the servicing of the Loans.

         (b) The Seller shall transfer any payments it receives with respect to a Loan to the Servicer within two Business Days following receipt thereof.

         SECTION 5.03.  Maintenance of Hazard Insurance; Property Protection
                        ----------------------------------------------------
Expenses.  The Servicer, in accordance with its customary servicing procedures,
--------
shall cause to be maintained for each Secured Loan hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan from time to time or (ii) the principal balance of such Loan. The Servicer also shall maintain, on property acquired in Foreclosure Proceedings, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from
                               ------
time to time of the improvements which are a part of such property or (ii) the principal balance of such Loan at the time of such Foreclosure Proceedings, plus accrued interest and the good-faith estimate of the Servicer of related expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited as Liquidation Proceeds or Insurance Proceeds into the Collection Account to the extent provided in Section 6.02. In cases in which any Mortgaged
                                  ------------
Property securing a Secured Loan is located in a federally designated special flood hazard area, the hazard insurance to be maintained for the related Loan, or on property acquired in Foreclosure Proceedings, shall include flood insurance. All such flood insurance shall be in an amount equal to the lesser
                                                                        ------
of (i) the maximum amount available under standard flood insurance in such designated flood area and (ii) the principal balance of the applicable Loan and the principal balance of any mortgage loan senior to such Loan from time to time. The Servicer shall be under no obligation to require that any Obligor maintain earthquake or other additional insurance and the Servicer shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies insuring against hazard losses on all of the Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 5.03. Any such blanket policy may contain a deductible clause. In the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 5.03, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

         The Servicer shall apply all Insurance Proceeds received with respect to a Loan in reduction of the unpaid principal balance of such Loan.

         SECTION 5.04.  Assumption and Modification Agreements.  In any case in
                        --------------------------------------
which a Mortgaged Property securing a Secured Loan has been or is about to be conveyed by the Obligor, the Servicer shall exercise its right to accelerate the maturity of the Loan secured thereby unless (a) such enforcement is prohibited by law, (b) there exists substantial doubt regarding the enforceability of such acceleration clause or (c) in the light of the costs of enforcement and the principal balance of the Loan it would be uneconomic to enforce such acceleration clause. If the Servicer is prevented from enforcing such right by applicable law or elects not to exercise such right, the Servicer (so long as such action conforms with the Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Loan and, to the extent permitted by applicable law, the Obligor remains liable thereon. No change in the terms of the related Loan may be made by the Servicer in connection with any such assumption or modification to the extent that such change would not be permitted to be made in respect of the original Loan pursuant to Section 5.01(c). The Servicer shall notify the Trustee and the
            ---------------
Certificate Insurer that any assumption and modification agreement has been completed by delivering to the Trustee (i) an Officer's Certificate certifying that such agreement is in compliance with this Section 5.04 and (ii) a manually executed copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Loan File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into any such agreement shall be retained by the Servicer as additional servicing compensation.

         SECTION 5.05.    Realization Upon Liquidated Loans.  The Servicer may,
                          ---------------------------------
but is not required to, foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Secured Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default or to pay in full such senior mortgage loan) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general servicing activities in connection with Closed-end Home Equity Loans and Home Loans in its portfolio. Notwithstanding the foregoing, if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is contaminated by hazardous or toxic wastes or substances, then the Servicer shall not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding if such acquisition in the reasonable opinion of the Servicer is not commercially reasonable. The foregoing is subject to the proviso that the Servicer shall not be required to advance its own funds in connection with any foreclosure or restoration of any Mortgaged Property unless it reasonably believes, consistent with its customary servicing practices, that such advance will be recoverable and will maximize the receipt of principal and interest on the related Loan (including Liquidation Proceeds with respect to such Loan) after taking into account the Servicer's recovery of such advance (any such advance, a "Servicer Advance"). The Servicer shall be entitled to retain out of
            ----------------
payments made by the Obligor on a Loan on which a Servicer Advance was made an amount equal to such Servicer Advance.

         Liquidation Expenses incurred by the Servicer in connection with a Liquidated Loan shall be recoverable by the Servicer solely out of Liquidation Proceeds and Recoveries received in respect of the same Liquidated Loan. The Servicer's failure to claim reimbursement for Liquidation Expenses out of Liquidation Proceeds or Recoveries received in respect of the related Liquidated Loan for any one or more Monthly Collection Periods shall not in any way be deemed a waiver of its right in the future to seek reimbursement for such Liquidation Expenses or additional Liquidation Expenses out of Recoveries received with respect to the related Liquidated Loan for subsequent Monthly Collection Periods.

         SECTION 5.06.  Servicing Fee.  The Servicing Fee for a Distribution
                        -------------
Date shall equal the Base Servicing Fee, plus any reimbursement pursuant to
Section 9.04.
------------

         SECTION 5.07.  Servicer's Certificate.  (a)  On each Determination
                        ----------------------
Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and each Rating Agency a Servicer's Certificate containing, among other things, (i) all information necessary to enable the Trustee to make any withdrawal, deposit and set-off required by Section 6.04, Section 6.05 or Section 6.06, to give any
                        ------------  ------------    ------------
notice required by Section 7.01 and make the distributions required by Section
                   ------------                                        -------
6.07, (ii) all information necessary to enable the Trustee to send the
----
statements to Certificateholders and the Certificate Insurer required by Section
                                                                         -------
6.09 and (iii) a listing of any Loans to be purchased or repurchased on the
----
related Distribution Date, identifying the Loans to be purchased. Loans purchased by the Servicer or repurchased by the Seller and each Loan which became a Liquidated Loan or which was paid in full during the related Monthly Collection Period shall be identified by account number (as set forth in the Loan Schedule). A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. The Trustee shall not be under any obligation to confirm or reconcile the information provided pursuant to Section 5.07.
                                                          ------------

         (b) If the Servicer's Certificate contains a manifest error, the Certificate Insurer's written notice to the Servicer and the Trustee containing the corrected information shall be deemed to amend such Servicer's Certificate.

         SECTION 5.08.  Annual Independent Public Accountants' Servicing Report.
                        -------------------------------------------------------
The Servicer, at its expense, shall cause a firm of independent public accountants (who shall be (i)(A) recognized as a "big six" accounting firm or (B) approved by the Certificate Insurer and (ii) a member of the American Institute of Certified Public Accountants and may also render other services to the Servicer or the Seller) to furnish a statement to the Trustee and the Certificate Insurer on or before December 31 of each year, beginning with December 31, 1998, to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer under this Agreement during the preceding twelve (12) months ended September 30 (or, in the case of the first such Statement, the applicable period ended September 30) and that such examination, which has been conducted substantially in accordance with (i) the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants or (ii) the requirements of the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide or audit program are applicable to the servicing obligations hereunder), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         SECTION 5.09.  Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding the Loans.  The Servicer and the Seller shall provide to the
-------------------
Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision (successor to the Federal Home Loan Bank Board), the Federal Deposit Insurance Corporation and the supervisory agents and examiners of the Office of Thrift Supervision, access to the documentation regarding the Loans to the extent required by applicable regulations of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (acting as operator of the SAIF or the BIF). The Servicer and the Seller shall provide to the Trustee, and the Servicer, the Seller and the Trustee shall provide to the Certificate Insurer or its nominee, access to the documentation regarding the Loans. Such access in all cases shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer, the Seller or the Trustee, as the case may be. Nothing in this
Section 5.09 shall derogate from the obligation of the Seller or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Seller or the Servicer to provide access as provided in this Section 5.09 as a result of such obligation shall not constitute a breach of this Section 5.09.

         SECTION 5.10.  Maintenance of Certain Servicing Policies.  The Servicer
                        -----------------------------------------
shall during the term of its service as Servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of the Federal National Mortgage Association for persons performing servicing for mortgage loans purchased by such Association.

         SECTION 5.11.  Reports to the Securities and Exchange Commission.  The
                        -------------------------------------------------
Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder.

         SECTION 5.12.  Information Required by the Internal  Revenue Service
                        -----------------------------------------------------
Generally and Reports of Foreclosures and Abandon ments of Mortgaged Property.
-----------------------------------------------------------------------------
Consistent with Section 5.16, the Servicer shall prepare and file, or cause to
                ------------
be prepared and filed, and shall file or cause to be filed, all federal and state information reports when and as required by all applicable state and federal income tax laws, including, without limitation, reports required by Sections 6050J, 6050H and 6050P of the Code.

         SECTION 5.13.  Servicer Expenses.  Except as expressly provided in this
                        -----------------
Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and the Certificate Insurer.

         SECTION 5.14.  Annual Statement as to Compliance.  The Servicer shall
                        ---------------------------------
deliver to the Trustee and the Certificate Insurer, on or before December 31 of each year, beginning with December 31, 1998, an Officer's Certificate signed by a Servicing Officer stating that (i) a review of the activities of the Servicer during the preceding twelve (12) months ended September 30 (or, in the case of the first such certificate, the applicable period ended September 30) and of its performance under this Agreement has been made under such Servicing Officer's supervision and (ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year or applicable period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

         SECTION 5.15.  Recordation of Assignments of Mortgage.  An Assignment
                        --------------------------------------
of Mortgage shall be submitted for recordation by the Servicer if (x) the Servicer determines in its reasonable judgment that such recordation is necessary to foreclose upon a Mortgaged Property related to a Liquidated Loan and that foreclosing upon such Mortgaged Property will maximize the receipt of Net Liquidation Proceeds or Recoveries with respect to such Liquidated Loan, in which case the Trustee shall record all or any portion of such Assignments of Mortgage as and when directed by the Servicer, or (y) the Seller is less than adequately capitalized, as determined pursuant to the regulations of the Office of Thrift Supervision, in which case the Trustee shall record all or any portion of such Assignments of Mortgage if, as and when directed by the Certificate Insurer, the costs and expenses incurred by the Trustee in connection with any such recordation being referred to herein as the "Recordation Fees."
-----------------

         SECTION 5.16.  Tax Treatment.  (a) It is the intention of the Seller,
                        -------------
the Servicer and the Trustee that the Trust will be treated as a grantor trust for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Seller, the Servicer, the Trustee and each Certificateholder by acceptance of its Certificates agree to treat the Certificates, for purposes of federal, state and local income tax, as interests in a grantor trust and to report the transactions contemplated by this Agreement on all tax returns in a manner consistent with such treatment.

         (b) In the event that the Trust is not treated as a grantor trust for federal income tax purposes, it is the intention of the Seller, the Servicer, the Trustee, and each Certificateholder that all Certificateholders (and any other person that is deemed to have an interest in the Trust) will elect out (under Section 761 of the Code) of partnership accounting for federal income tax purposes. Each Certificateholder, by its acceptance of its Certificate (and each other person deemed to have an interest in the Trust) agrees to make such election and to report the transactions contemplated by this Agreement on all tax returns in a manner consistent with such election.

                               [End of Article V]

                                  ARTICLE VI

              Accounts; Collections; Allocations; Distributions;
                       Statements to Certificateholders

         SECTION 6.01.  Establishment of Accounts.  (a)(i) The Servicer, for the
                        -------------------------
benefit of the Certificateholders and the Certificate Insurer, shall establish and maintain in the name of, and under the sole dominion and control of, the Trustee an Eligible Account (the "Collection Account"), bearing a designation
                                  ------------------
clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall initially be held with the Trustee.

        (ii) The Servicer, for the benefit of the Certificateholders and the Certificate Insurer, shall establish and maintain within the Collection Account three administrative subaccounts (the "Interest Distribution Account," the
                                       -----------------------------
"Principal Distribution Account" and the "Expense Distribution Account,"
-------------------------------           ----------------------------
respectively).

         (b) Funds on deposit in the Collection Account and the Reserve Fund shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Permitted Investments selected in writing or by telephone (which shall be promptly confirmed in writing) by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is
                                                  --------  -------
understood and agreed that the Trustee shall not be liable for any loss arising from such investment in Permitted Investments. Permitted Investments may be purchased by or through the Trustee or any of its affiliates. All such Permitted Investments shall be held by or on behalf of the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Other than as permitted by the Rating Agencies and the Certificate Insurer, funds on deposit in the Collection Account and the Reserve Fund shall be invested in Permitted Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the next Distribution Date; provided, however, that funds invested in Permitted Investments which are
      --------  -------
obligations of the Trustee may mature on such Distribution Date. Funds deposited in the Collection Account and the Reserve Fund upon the maturity of any Permitted Investments on the day immediately preceding a Distribution Date are not required to be invested overnight.

         SECTION 6.02.  Collections.  The Servicer shall remit within two
                        -----------
Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Loans (other than Loans repurchased by the Seller or purchased by the Servicer) and all Net Liquidation Proceeds, Recoveries and Insurance Proceeds, in each case as collected during each Monthly Collection Period less any payments owed thereon to the Servicer. For purposes of this Article VI the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Loans by Persons other than the Servicer or the Seller.

         SECTION 6.03.  Application of Collections.  All collections for each
                        --------------------------
Monthly Collection Period shall be applied by the Servicer as follows:

         With respect to each Loan (other than a Loan repurchased by the Seller or purchased by the Servicer), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method and the terms of such Loan.

         SECTION 6.04.  Additional Deposits.  The Servicer and the Seller shall
                        -------------------
deposit or cause to be deposited in the Collection Account the aggregate Repurchase Deposit Amount with respect to Loans repurchased by the Seller or purchased by the Servicer and the aggregate Substitution Adjustment Amount with respect to the transfer by the Seller of Eligible Substitute Loans. The interest portion of the Repurchase Deposit Amount will be treated as Interest Collections by the Trustee as set forth in the Servicer's Certificate and allocated accordingly, and the principal portion of the Repurchase Deposit Amount and any Substitution Adjustment Amount will be allocated as Principal Collections and treated accordingly, in each case with respect to the Monthly Collection Period for which such amounts are deposited.

         SECTION 6.05.  Permitted Withdrawals from the Collection Account.  (a)
                        -------------------------------------------------
The Trustee may, from time to time, make withdrawals from the Collection Account subject to the conditions and for the purposes set forth in this Agreement, including the following:

         (i) to make the allocations, deposits, distributions and payments as provided in Section 6.06 and Section 6.07;
            ------------     ------------

        (ii) to indemnify the Servicer to the extent required or permitted pursuant to Section 9.04.
            ------------

        (iii) to pay the Seller or the Servicer, as applicable, amounts received in respect of Defective Loans during the Monthly Collection Period in which such Defective Loans were purchased or replaced or which were otherwise reflected in the calculation of the related Repurchase Deposit Amount or any Substitution Adjustment Amount;

         (iv) to clear and terminate the Collection Account in accordance with

Section 12.01.
-------------

         (b) Any provision herein to the contrary notwithstanding, if the Servicer or the Seller deposits into the Collection Account any amount not required to be deposited therein pursuant to Section 6.02, the Servicer may at
                                             ------------
any time instruct the Trustee to withdraw such amount from the Collection Account and to pay such amount to the Servicer. The Servicer shall deliver an Officer's Certificate to the Trustee which states that it is submitted pursuant to this Section 6.05(b) and specifies any amounts deposited in error. If the facts set forth on the face of such Officer's Certificate indicate that amounts deposited were not required to be deposited into the Collection Account pursuant to Section 6.02, the Trustee shall withdraw such amount and pay over such amount
   ------------
to the Servicer. To the extent that any amounts withdrawn are payable to the Seller, the Servicer shall receive such amounts as custodian for the Seller.

         (c) Any provision herein to the contrary notwithstand ing, the Servicer may debit against any amount required to be deposited into the Collection Account as set forth in the Servicer's Certificate any amount previously deposited into the Collection Account in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment, where the Servicer had deposited such amounts to the Collection Account in anticipation of, and prior to receiving, good funds in respect of such check or other item of payment.

         SECTION 6.06.  Allocations and Deposits.  On each Deposit Date, the
                        ------------------------
Trustee shall make the following allocations and deposits to the indicated accounts based on the information contained in the Servicer's Certificate:

         (a) from Interest Collections for the related Monthly Collection Period to the extent available in the following order of priority:

              (i) subject to Section 5.06, to the Expense Distribution Account,
                             ------------
         an amount equal to the Servicing Fee for the related Monthly Collection Period and all accrued and unpaid Servicing Fees for prior Monthly Collection Periods (to the extent not previously retained by the Servicer from Interest Collections);

              (ii) to the Expense Distribution Account, an amount equal to the Trustee's Fee for the related Monthly Collection Period and all accrued and unpaid Trustee's Fees for prior Monthly Collection Periods;

              (iii) to the Interest Distribution Account, first, an amount equal to that portion of the Interest Distributable Amount allocable to accrued interest for the related Distribution Date and second, an amount equal to that portion of the Interest Distributable

         Amount allocable to any Certificateholder's Interest Carryover Shortfall to be paid on such Distribution Date;

              (iv) to the Expense Distribution Account, an amount equal to the monthly premium for the Policy;

              (v) to the Principal Distribution Account, an amount equal to the aggregate Liquidation Loss Amounts with respect to each Loan which became a Liquidated Loan during the related Monthly Collection Period;

              (vi) to the Expense Distribution Account, an amount equal to all prior unreimbursed draws made on the Policy together with interest accrued thereon and any other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement;

              (vii) to the Reserve Fund, an amount sufficient to satisfy the Specified Reserve Fund Requirement; and

              (viii)    to the Seller, any remaining amounts;

The Trustee shall provide written notification to the Servicer within one (1) Business Day of the Deposit Date if any amounts required to be deposited by the Servicer in the Collection Account in order to make allocations and deposits based on information contained in the Servicer's Certificate have not been received on the Deposit Date.

         (b) from Principal Collections for the related Monthly Collection Period to the extent available in the following order of priority:

              (i) to the Principal Distribution Account, an amount up to the Principal Distributable Amount for the related Distribution Date; and

              (ii) to the Seller, any remaining amounts;

         (c) from the amount on deposit for such Monthly Collection Period in the Reserve Fund in the following order of priority:

              (i) an amount equal to the Reserve Fund Interest Transfer Amount for such Deposit Date to the Interest Distribution Account; and

         (ii) an amount equal to the Reserve Fund Principal Transfer Amount for such Deposit Date to the Principal Distribution Account.

         SECTION 6.07.  Distributions.  (a)  On each Distribution Date, the
                        -------------
Trustee shall cause to be made the following distributions from the following accounts (after giving effect to all deposits therein, including amounts transferred from the Reserve Fund and paid under the Policy) in the amounts set forth in the Servicer's Certificate for such Distribution Date:

         (i) from amounts deposited in the Expense Distribution Account pursuant to Section 6.06(a)(i), (ii), (iv) and (vi), in the following order:
            ------------------  ----  ----     ----

              First, to the Servicer, the aggregate Servicing Fee for the
              -----
related Monthly Collection Period, and any unpaid Servicing Fee for prior Monthly Collection Periods,

              Second, to the Trustee, the Trustee's Fee for the related Monthly
              ------
Collection Period and any unpaid Trustee's Fee for prior Monthly Collection Periods, and

              Third, to the Certificate Insurer, for (i) the monthly premium
              -----
payable in connection with the Policy and (ii) all other amounts then due and owing the Certificate Insurer;

         (ii) from the Interest Distribution Account, to the Certificateholders of record as of the previous Record Date, the Interest Distributable Amount;

        (iii) from the Principal Distribution Account, to the Certificateholders of record as of the previous Record Date, the Principal Distributable Amount; and

         (iv) from the Principal Distribution Account to the Seller, any remaining amounts.

         (b) Distributions to Certificateholders, except in the case of distributions under Section 12.01, shall be made by check mailed by the Trustee
                    -------------
to each Certificateholder's respective address of record on the Certificate Register (or, where a Clearing Agency is the Certificateholder, by delivery of immediately available funds) and distributions to the Servicer, the Certificate Insurer or the Seller shall be made by wire transfer of immediately available funds.

         SECTION 6.08.  Reserve Fund.  (a)  In order to assure that sufficient
                        ------------
amounts to make required distributions to Certificateholders will be available, the Servicer shall establish and maintain in accordance with the Insurance Agreement an Eligible Account (the "Reserve Fund") with the Trustee, under the
                                    ------------
sole dominion and control of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders and the Certificate Insurer. The Reserve Fund will include the money and other property deposited and held therein pursuant to

Section
-------

6.06(a)(vii) and this Section.  Subject to the provisions hereof and of the
------------
Insurance Agreement and for so long as the Trust remains outstanding, the Seller hereby pledges its right, title and interest in the Reserve Fund to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         (b) On or prior to the Closing Date, the Seller shall deposit an amount equal to the Initial Reserve Fund Deposit into the Reserve Fund.

         (c) Funds on deposit in the Reserve Fund shall be invested in Permitted Investments as set forth in Section 6.01(b).
                            ---------------

         (d) Following the payment in full of the Certificate Principal Balance and of all other amounts owing or to be distributed under this Agreement to Certificateholders and any Person other than the Certificate Insurer who is entitled to payment by the Trust, any amount remaining on deposit in the Reserve Fund shall be allocated to the Expense Distribution Account and distributed to the Certificate Insurer to the extent of amounts payable and unpaid to the Certificate Insurer hereunder or under the Insurance Agreement. Any amount remaining in the Reserve Fund after such allocation to the Expense Distribution Account and the termination of the Trust shall be distributed to the Seller.

         (e) Notwithstanding anything to the contrary contained herein, the Reserve Fund shall be the property of the Seller for federal income tax purposes. Further, all payments to the Reserve Fund are deemed to be made to the Seller and then deposited by the Seller into the Reserve Fund. Subject to the consent of the Certificate Insurer and confirmation by each Rating Agency that such action will not result in the reduction, suspension or withdrawal of the then-current rating of the Certificates, the Seller may instruct the Trustee to distribute to it all funds contained in the Reserve Fund in consideration for the Seller's substituting acceptable collateral in its place.

         SECTION 6.09.  Statements to Certificateholders.  On each Determination
                        --------------------------------
Date, the Servicer shall provide to the Certificate Insurer, the Rating Agencies and the Trustee for the Trustee to forward on each Distribution Date to each Certificateholder of record as of the most recent Record Date, a statement substantially in the form of Exhibit F setting forth at least the following
                             ---------
information as to the Certificates:

         (i)  the amount being distributed to Certificateholders;

         (ii) the amount of interest included in such distribution and the portion thereof attributable to Interest Collections;

         (iii) the amount, if any, of any Certificateholders' Interest Carryover Shortfall included in such distribution (and the amount of interest thereon);

         (iv) the amount, if any, of the remaining Certificateholders' Interest Carryover Shortfall after giving effect to such distribution;

         (v) the amount, if any, of principal included in such distribution and the portion thereof attributable to Principal Collections;

         (vi) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

         (vii) the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such distribution;

         (viii)  the Servicing Fee for such Distribution Date;

         (ix) the Certificate Principal Balance after giving effect to such distribution;

         (x) the Specified Reserve Fund Requirement and the amount on deposit in the Reserve Fund, if any, after giving effect to such distribution;

         (xi) the Pool Balance as of the end of the related Monthly Collection Period;

         (xii) the Reserve Fund Interest Transfer Amount and the Reserve Fund Principal Transfer Amount for such Distribution Date, if any;

         (xiii) the number and aggregate principal balance of the Loans which are delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the related Monthly Collection Period;

         (xiv) the aggregate Liquidation Loss Amount for all Loans that became Liquidated Loans in the related Monthly Collection Period; and

         (xv)  the amount of any draws on the Policy.

Each amount set forth pursuant to subclauses (i), (ii), (iii), (iv) and (v) above shall be expressed as a dollar amount per $1,000 of original principal balance of Certificate.

         SECTION 6.10.  Tax Returns.  (a)  Within thirty days after the end of
                        -----------
each calendar year, the Trustee shall furnish to each Person who at any time during such calendar year was a

Certificateholder of record and received any payment thereon (i) a report as to the aggregate of amounts reported pursuant to clauses (i) through (vii) of

Section 6.09 for such calendar year or applicable portion thereof during which
------------
such person was a Certificateholder and (ii) such information as may be necessary pursuant to the Code and regulations thereunder to enable such Certificateholders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this Section 6.10 shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code. Except as absolutely required by the Code and regulations thereunder, the Trustee shall not be required to furnish information to the Seller as holder of the Seller's interest of excess amounts, if any, to be distributed to the Seller.

         (b) The Servicer at its own expense shall prepare, or shall cause a firm of nationally recognized accountants to prepare, any tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee, upon request, shall furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

         (c) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders that the Trustee reasonably believes are applicable under the Code; provided, however, that the Trustee shall not accept from any non-
          --------  -------
United States Person any forms intended to reduce such withholding (including, without limitation, a Form W-8, Form 1001, or Form 4224), and shall deduct and withhold 30% of all distributions to any person that is not a United States Person. For these purposes, a United States Person means a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent regulations provide that any partnership is not a United States Person under the
Code), or an estate or trust that is described in Section 7701(a)(30)(D) and (E) of the Code, respectively.

                              [End of Article VI]

                                  ARTICLE VII

                                  The Policy

         SECTION 7.01.  The Policy.  The Servicer and the Seller agree,
                        ----------
simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy to the Trustee for the benefit of the Trust in accordance with the terms thereof.

         SECTION 7.02.  Claims Under Policy.  (a)(i) If on any Determination
                        -------------------
Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined (A) that for such Monthly Collection Period the amount to be on deposit in the Interest Distribution Account, including any Reserve Fund Interest Transfer Amount to be transferred on the related Deposit Date, is insufficient to provide for the Interest Distributable Amount on such Distribution Date or the amount to be on deposit in the Principal Distribution Account, including any Reserve Fund Principal Transfer Amount to be transferred on the related Deposit Date, is insufficient to provide for the Principal Distributable Amount on such Distribution Date, then prior to 1.00 p.m. New York City time on the next Business Day the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Policy (the "Notice for Payment"). The Notice for Payment
                              ------------------
shall specify the amount of the Interest Deficiency Draw Amount and/or the Principal Deficiency Draw Amount and shall constitute a claim pursuant to the Policy. Upon receipt of any payments on behalf of the Certificateholders under the Policy, the Trustee shall deposit any Interest Deficiency Draw Amount in the Interest Distribution Account and deposit any Principal Deficiency Draw Amount in the Principal Distribution Account. Such amounts shall be distributed pursuant to Section 6.07.
            ------------

         (ii) If on the Determination Date preceding the Final Distribution
Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined that an Interest Deficiency Draw Amount will exist or the Certificate Principal Balance will not be reduced to zero on the Final Distribution Date after giving effect to the transfer of any amounts to be made pursuant to Section 6.06(b)(i) on the Deposit Date preceding the Final
            ------------------
Distribution Date, then no later than 11:00 a.m. Central Standard Time on the next Business Day the Trustee shall furnish the Certificate Insurer and the Servicer with a Notice for Payment specifying the amount of the Interest Deficiency Draw Amount and/or the Principal Deficiency Draw Amount which shall constitute a claim pursuant to the Policy. Upon receipt of any payments on behalf of the Certificateholders under the Policy, the Trustee shall deposit any Interest Deficiency Draw Amount in the Interest Distribution Account and deposit any Principal Deficiency Draw Amount in the Principal

Distribution Account, and distribute such amounts to Certificateholders on the related Distribution Date.

         (b) The Trustee shall receive, as attorney-in-fact of each Certificateholder, any payment from the Certificate Insurer and disburse the same to each Certificateholder, for the purposes and in the respective amounts required in accordance with the provisions of Section 6.07.
                                              ------------

         (c) The Trustee shall keep complete and accurate records of the amount of payments received from the Certificate Insurer and the Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (d) If any payment of principal and/or interest to Certificateholders is voided (a "Preference Event") under any applicable bankruptcy, insolvency,
              ----------------
receivership or similar law in an Insolvency Proceeding and, as a result of such a Preference Event, the Trustee or such Certificateholder is required to return such voided payment, or any portion of such voided payment, in its possession made in respect of the Certificates (an "Avoided Payment"), the Trustee shall
                                         ---------------
furnish to the Certificate Insurer (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee or such Certificateholder is required to return any such payment or portion thereof during the term of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in
                                          -----------
form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee or such Certificateholder relating to or arising under such Avoided Payment and (z) a Notice for Payment appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly, unless a Certificateholder or the Trustee on behalf of the Certificateholder has previously paid such amounts pursuant to a court order or otherwise, in which case the Certificate Insurer will pay the Trustee or the Trustee on behalf of the Certificateholder, as the case may be, subject to delivery of (a) the items referred to in clauses (x), (y) and (z) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such receiver, conservator, debtor in possession or trustee in bankruptcy named in the Final Order. The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Person unless ordered to do so by such bankruptcy court.

         SECTION 7.03.  Surrender of Policy.  The Trustee shall surrender the
                        -------------------
Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

         SECTION 7.04.  Replacement Policy.  In the event the rating of the
                        ------------------
Certificate Insurer is downgraded by any Rating Agency such that the rating of the Certificates is reduced, suspended or withdrawn, the Servicer shall be permitted, in accordance with the terms of the Insurance Agreement, but shall not be obligated, to substitute a new certificate insurance policy for the Policy or may arrange for any other form of credit enhancement; provided,
                                                                --------
however, that, in each case, the rating of the Certificates following any such
-------
substitution shall be the highest rating available for each of the Rating Agencies and provided further that the Certificate Insurer is reimbursed for all amounts due under this Agreement and the Insurance Agreement. It shall be a condition to substitution of any such new certificate insurance policy or other form of credit enhancement that there be delivered to the Trustee (i) an Officer's Certificate by the Servicer stating that the conditions to such substitution set forth in this Section 7.04 (other than in clause (ii)) have been satisfied and (ii) a legal opinion, acceptable in form to the Trustee, from counsel to the provider of such certificate insurance policy or other form of credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require. Upon receipt of written notice of any such substitution from the Servicer and the taking of physical possession of the replacement certificate insurance policy or other form of credit enhancement, the Trustee shall, within five (5) Business Days following receipt of such notice and such taking of physical possession, deliver the Policy marked "Cancelled" to the Certificate Insurer, and the Certificate Insurer will have no further liability under the Policy.

                              [End of Article VII]

                                 ARTICLE VIII

                               THE CERTIFICATES

         SECTION 8.01.  The Certificates.  Unless otherwise specified in the
                        ----------------
Agreement, the Certificates shall be issued in fully registered form in minimum denominations of $1,000 and integral multiples thereof, except that one Certificate may be issued in a different denomination. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 8.03.
                                                      ------------

         SECTION 8.02.  Authentication of Certificates.  The Trustee shall cause
                        ------------------------------
the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, any vice president, secretary, or assistant treasurer, without further corporate action by the Seller, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement or shall be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Trustee by manual signature.
                         ---------
Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 8.03.  Registration of Transfer and Exchange of Certificates.
                        -----------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 8.07, a Certificate Register in which,
                              ------------
subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Unless otherwise specified in this Agreement, the Trustee shall be the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender at the Corporate Trust Office of the Certificates to be exchanged.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 8.04.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                        -------------------------------------------------
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 8.05.  Persons Deemed Owners.  Prior to due presentation of a
                        ---------------------
Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
                                                                        -------
6.07 and for all other purposes whatsoever, and neither the Trustee, the
----
Certificate Insurer, the Certificate Registrar nor any agent of the Trustee, Certificate Insurer or Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 8.06.  Access to List of Certificateholders' Names and
                        -----------------------------------------------
Addresses.  The Trustee shall furnish or cause to be furnished to the Servicer,
---------
and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer, within 15 days after receipt by the Trustee of a request therefor from such party in writing, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 8.07.  Maintenance of Office or Agency.  The Trustee shall
                        -------------------------------
maintain in the City of St. Paul, Minnesota an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office at 180 East Fifth Street, St. Paul, Minnesota 55101 as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 8.08.  Book-Entry Certificates.  The Certificates may be issued
                        -----------------------
in the form of one or more typewritten Certificates representing Book-Entry Certificates, to be delivered by, or on behalf of, the Seller to the initial Clearing Agency, which, unless otherwise specified in this Agreement, shall be The Depository Trust Company. In such case, the Certificates delivered to the Depository Trust Company shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section 8.10. Unless and until definitive, fully registered
            ------------
Certificates (the "Replacement Certificates") have been issued to such
                   ------------------------
Certificate Owners pursuant to Section 8.10:
                               ------------

         (i)  the provisions of this Section shall be in full force and effect;

         (ii) the Seller, the Servicer, the Certificate Insurer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on such Certificates) as the sole Holder of such Certificates and shall have no obligation to the related Certificate Owners;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

         (iv) the rights of such Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Replacement Certificates are issued pursuant to Section 8.10, the initial
                                                      ------------
Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on such Certificates to such Clearing Agency Participants; and

         (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Certificate Principal Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Certificates and has delivered such instructions to the Trustee.

         SECTION 8.09.  Notices to Clearing Agency.  Whenever notice or other
                        --------------------------
communication to the Certificateholders is required under this Agreement, unless and until Replacement Certificates shall have been issued to Certificate Owners pursuant to Section 8.10, the Trustee and the Servicer shall give all such
            ------------
notices and communications specified herein to be given to Certificate Owners to the Clearing Agency.

         SECTION 8.10.  Replacement Certificates.  If (i) the Seller advises the
                        ------------------------
Trustee in writing that The Depository Trust Company is no longer willing or able to discharge properly its responsibilities under the Depository Agreement and the Seller is unable to locate a qualified successor, (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default Certificate Owners having certificates evidencing no less than 51% of the Certificate Principal Balance together advise the Trustee and the Clearing Agency in writing that the continuation of a book-entry system to the exclusion of any physical certificate being issued to Certificate Owners is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Trustee of the occurrence of such event and of the availability of Replacement Certificates to Certificate Owners requesting the
same.   Upon surrender to the Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Trustee shall execute and authenticate the Replacement Certificates in accordance with the instructions of the Clearing Agency. None of the Seller, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Replacement Certificates, the Trustee shall recognize the Holders of the Replacement Certificates as Certificateholders hereunder. The Replacement Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof.

         SECTION 8.11.  Temporary Certificates.  In the event that this
                        ----------------------
Agreement provides that the Certificates are not to be issued in book-entry form pursuant to Section 8.08, pending the preparation of definitive Certificates,
            ------------
the Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued. If temporary Certificates are issued, the Seller shall cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency to be maintained as provided in Section 8.07, without charge to
                                                 ------------
the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like principal amount of definitive Certificates in authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

                             [End of Article VIII]

                                   ARTICLE IX

                            The Seller and Servicer

         SECTION 9.01.  Representations of the Seller and Servicer.  Chevy
                        ------------------------------------------
Chase, in its capacity as Seller and Servicer, makes the following representations on which the Certificate Insurer shall be deemed to have relied in executing and delivering the Policy and on which the Trustee shall be deemed to have relied in accepting the Loans in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Loans, and shall survive the sale of the Loans to the Trust.

         (i) Chevy Chase is validly existing as a federally chartered savings bank in good standing under the laws of the United States and has the corporate power and authority to own its assets and to transact the business in which it is currently engaged.

         (ii) Chevy Chase has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of Chevy Chase enforceable in accordance with its terms, except as enforcement of such terms may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' or obligees' rights generally or the rights of creditors or obligees of federally chartered savings banks, the deposits of which are insured by the SAIF, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (iii) Chevy Chase is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for any such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

         (iv) The execution, delivery and performance of this Agreement by Chevy Chase will not violate any provision of any existing law or regulation or any order or decree of any court applicable to Chevy Chase or any provision of the charter or bylaws of Chevy Chase, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Chevy Chase is a party or by which Chevy Chase may be bound.

         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of Chevy Chase threatened, against Chevy Chase or any of its properties or with respect to this Agreement or the Certificates which could have a material adverse effect on the transactions contemplated by this Agreement.

         (vi) Chevy Chase has fully complied, and will continue to maintain full compliance, with the provisions of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S) 1823(e)).

Upon discovery by the Seller, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties in this Section
9.01 which materially and adversely affects the interests of the Certificateholders, such party shall give prompt written notice of such breach to the other parties. Within sixty (60) days after its discovery or receipt of notice of any such breach, or, with the prior written consent of an officer of the Trustee and the Certificate Insurer, within such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

         SECTION 9.02.    Liability of the Servicer.    The Servicer shall be
                          -------------------------
liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         SECTION 9.03.  Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of, the Servicer or Seller.  Any corporation into which the Servicer
--------------------------------------
or Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or Seller shall be a party, or any corporation succeeding to the business of the Servicer or Seller by any sale or transfer by the Servicer or Seller of all or substantially all of its property and assets to such corporation, shall be the successor of the Servicer or Seller hereunder, and shall execute and deliver to the Trustee and the Certificate Insurer an agreement in form reasonably satisfactory to the Trustee and the Certificate Insurer which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or Seller under this Agreement.

         SECTION 9.04.  Limitation on Liability of the Servicer and Others.  (a)
                        --------------------------------------------------
No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Servicer, either directly or through the Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise other than for the willful misconduct or bad faith of any such person; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Servicer or of any successor corporation, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly
                                                            -----------
executed and submitted by any Person respecting any matters arising hereunder.

         (b) The Servicer shall not be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to this Agreement, or for errors in judgment; provided, however,
                                                              --------  -------
that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon the Servicer by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties as Servicer hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Loans in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability; provided, however, that the
                                                    --------  -------
Servicer, in its sole discretion, may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 6.05. The Servicer's right to reimbursement
                     ------------
pursuant to this Section 9.04(b) shall survive any resignation or termination of the Servicer pursuant to Section 9.06 or Section 10.01 with respect to any
                         ------------    -------------
losses, expenses, costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination.

         (c) The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust and held harmless to the extent provided herein against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by the Servicer by reason of willful misfeasance, bad faith or gross negligence by the Servicer in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be entitled to such indemnity pursuant to Section 6.05. The Servicer's right to indemnity pursuant to this
            ------------
Section 9.04(c) shall survive any resignation or termination of the Servicer pursuant to Section 9.06 or Section 10.01 with respect to any losses, expenses,
            ------------    -------------
costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination. Any claims under this Section 9.04(c) by or on behalf of the Certificateholders or the Trust shall be made only against the Servicer who shall be liable to the extent provided herein with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

         SECTION 9.05.  Delegation of Duties.  In the ordinary course of
                        --------------------
business the Servicer at any time may, with the consent of the Certificate Insurer, delegate any of its duties hereunder to any Person, including any of its affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 5.01.
                                                                 ------------
Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 9.06. The Servicer shall provide each
                                  ------------
Rating Agency, the Trustee and the Certificate Insurer with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's affiliates or their respective successors and assigns.

         SECTION 9.06.  Servicer Not to Resign.    Subject to the provisions of
                        ----------------------
Section 9.03 and the last sentence of this Section 9.06, the Servicer shall not
------------
resign from the obligations and duties hereby imposed on it except upon determination that the performance of its obligations or duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or other affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or such subsidiaries or other affiliates at the date of this Agreement.

         Any resignation under this Section 9.06 shall not relieve the Servicer of responsibility for any of the obligations specified in Section 10.01 and
                                                          -------------
Section 10.02 as obligations that survive the resignation or termination of the
-------------
Servicer; provided, however, that no resignation by the Servicer shall become
          --------  -------
effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
                                                                    -------
10.02.  The Servicer shall have no claim (whether by subrogation or otherwise)
-----
or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

         SECTION 9.07.  Limitation on Liability of Certain Persons.  Except as
                        ------------------------------------------
provided in Section 9.08 hereof, no recourse under or upon any obligation or
            ------------
covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Seller or of any successor corporation, either directly or through the Seller, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise other than for the willful misconduct or bad faith of any such person; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Seller, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any
     -----------
matters arising hereunder.

         SECTION 9.08.  Liability of Seller.  Notwithstanding Section 9.07 (and
                        -------------------                   ------------
notwithstanding any other provisions of this

Agreement) the Seller by entering into this Agreement, by its acceptance thereof, agrees to be liable, directly to the Trustee or any other injured party, for the entire amount of any losses, claims, damages or liabilities (other than those that would be incurred by a Certificateholder as an investor in the Certificates if the Certificates were notes secured by the Loans including, but not limited to, as a result of the performance of the Loans, market fluctuations, a shortfall or failure to make payment under the Policy or other similar market or investment risks associated with ownership of the Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Servicer taken pursuant hereto including those due to environmental liabilities relating to the Loans (to the extent that, if the Trust assets at the time the claim is made were used to pay in full all outstanding Certificates, the Trust assets that would remain after the Certificateholders were paid in full would be insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the New York Revised Uniform Partnership Act in which the Seller was a general partner. The rights created by this Section 9.08 shall run directly to and be enforceable by the injured party subject to the limitations hereof.

         SECTION 9.09.  Seller May Own Certificates.  The Seller and any Person
                        ---------------------------
controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or such an affiliate thereof, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01. Certificates so owned by or
                                 ------------
pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01.
             ------------

                              [End of Article IX]

                                   ARTICLE X

                                    Default

         SECTION 10.01.  Events of Default.  If any one of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
  -----------------

         (i) any failure by the Servicer to deposit into the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of four (4) Business Days after the date upon which written notice of such failure shall have been given to the Servicer and the Certificate Insurer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by the Holders of Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance; or

         (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Insurance Agreement or in this Agreement, which breach (A) materially and adversely affect the interests of Certificateholders or the Certificate Insurer and (B) continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Certificate Insurer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer, or to the Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance; or

        (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of one hundred twenty (120) days; or

         (iv) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or any action by the Servicer to admit in writing its inability to pay its debts generally as they become due, to file a petition to take advantage of any applicable insolvency or reorganization statute or to make an assignment for the benefit of its creditors;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) or the Trustee or Holders of Certificates evidencing not less than 51% of the Certificate Principal Balance with the consent of the Certificate Insurer (if no Insurer Default has occurred and is continuing) by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders), may, and at the direction of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of Certificates evidencing in the aggregate no less than 51% of the aggregate Certificate Principal Balance shall, terminate all of the rights and obligations of the Servicer as servicer under this Agreement.

         Any written notice of termination provided to the Servicer pursuant to this Section 10.01 shall be simultaneously provided to the Certificate Insurer and the Rating Agencies. On or after the delivery to the Servicer of such written notice, all authority and power of, and all benefits accruing to, the Servicer under this Agreement, whether with respect to the Certificates or the Loans or otherwise, shall pass to and be vested in the Trustee or such successor Servicer as may be appointed under Section 10.02 pursuant to and under this
                                   -------------
Section 10.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for the administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or that shall thereafter be received by the Servicer with respect to the Loans.

         No Holder of Certificates will have any right under this Agreement to institute any proceeding in its name with respect to this Agreement unless such holder previously has given to the Trustee and the Certificate Insurer written notice of default and unless Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance with the consent of the Certificate Insurer have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Holders of Certificates or the Certificate Insurer covered by this Agreement, unless such Holders of Certificates or the Certificate Insurer have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

         SECTION 10.02.   Trustee to Act; Appointment of Successor.  (a)  Upon
                          ----------------------------------------
the Servicer's receipt of notice of termination pursuant to Section 10.01 or the
                                                            -------------
Servicer's resignation in accordance with the terms of Section 9.06, the Trustee
                                                       ------------
shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the predecessor Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the
        --------  -------
predecessor Servicer with respect to the removal of Loans pursuant to Section
                                                                      -------
4.01 shall not terminate with regard to actions taken prior to the appointment
----
of the successor Servicer.  As compensation therefor, the Trustee shall be
entitled to the Servicing Fee as compensation.   Notwithstanding the above, if
the Trustee is unable or unwilling to act as successor Servicer, the Certificate Insurer shall appoint a successor Servicer. If an Insurer Default shall have occurred and is continuing, or the Certificate Insurer fails to make such appointment within 60 days after receiving notice from the Trustee that it is unable or unwilling to act as Servicer, the Trustee shall petition a court of competent jurisdiction to appoint any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the predecessor Servicer hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree, which in no event shall be based on a servicing fee rate greater than 1.00% of the outstanding Pool Balance. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession (including, without limitation, the transfer or replacement of hazard insurance required pursuant to Section 5.03 hereof). Any successor
                                      ------------
Servicer shall execute and deliver to the Certificate Insurer an undertaking to be bound by the terms of the Insurance Agreement.

         (b) Any successor Servicer, including the Trustee during the term of its service as Servicer, shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 5.10.
   ------------

         The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the successor Servicer all documents and records relating to each Loan and an accounting of amounts collected and held by it and otherwise shall use its best efforts to effect the orderly and efficient transfer of servicing to the successor Servicer. The Servicer shall cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder. Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering cash, documents or records to it, (ii) to cooperate as required by this Agreement or
(iii) deliver any Loan data to the Trustee as required by this Agreement or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         SECTION 10.03.  Notification to Certificateholders.  Upon any
                         ----------------------------------
termination or appointment of a successor to the Servicer pursuant to this
Article X, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Certificate Insurer and the Rating Agencies.

         SECTION 10.04.  Waiver of Past Defaults.  So long as no Insurer Default
                         -----------------------
shall have occurred and be continuing, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, the Holders of Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance) may, on behalf of all Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 10.05  Effect of Insolvency.  Upon any appointment of a
                        --------------------
receiver or conservator for the Seller, the Trustee shall sell the Loans (unless otherwise instructed by 51% of the Certificateholders and any person designated by the Seller to the Trustee (which designated person shall include the Seller and the Servicer) prior to the time such receiver or conservator was appointed), and the Trust shall terminate pursuant to Section 12.01. Unless a Certificate
                                          -------------
Insurer Default has occurred, the Certificate Insurer shall have the right to so instruct the

Trustee on behalf of the Certificateholders and such person designated by the Seller.

                               [End of Article X]

                                   ARTICLE XI

                                  The Trustee

         SECTION 11.01.  Duties of Trustee.  (a)  If an Event of Default has
                         -----------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during the continuance of an Event of Default:

         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

         (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; provided, however,
                                                              --------  -------
that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

         (c) The Trustee shall take and maintain custody of the Loan Schedule included as an exhibit to this Agreement and shall retain all Servicer's Certificates identifying Loans that are repurchased by the Seller or purchased by the Servicer, Liquidated Loans, and Defective Loans which have been replaced by Eligible Substitute Loans.

         (d) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Certificate Insurer or at the direction of Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement;

         (e) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i) this paragraph does not limit the effect of clause (d) of this Section;

        (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

       (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Agreement.

         (f) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 11.02.  Certain Matters Affecting Trustee.   Except as
                         ---------------------------------
otherwise provided in Section 11.01:

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document.

         (b) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters or relating to this Agreement or the Certificates shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of such counsel.

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement at the request, order or direction of the Certificate Insurer or any of the Certificateholders pursuant to the provisions of this Agreement, unless the Certificate Insurer or such Certificateholders, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Agreement; provided, that such conduct does not constitute willful misconduct, bad faith or negligence on the part of the Trustee.

         (e) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence of any such agent, attorney or custodian appointed with due care by it hereunder.

         SECTION 11.03.  Trustee Not Liable for Certificates or Loans.  The
                         --------------------------------------------
recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Loan or related document. The Trustee shall at no time have any responsibility or liability for or with respect to any offering materials used in connection with the sale of the Certificates, the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Mortgaged Property or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust, the representations, warranties and covenants of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Loan or any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Seller or the Servicer with any covenant, warranty or representation made under this Agreement or in any related document and the accuracy of any such covenant, warranty or representation or any action of the Servicer taken in the name of the Trustee.

         SECTION 11.04.  Trustee May Own Certificates.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

         SECTION 11.05.  Trustee's Fees and Expenses.  The Trustee shall be
                         ---------------------------
entitled to receive the Trustee's Fee allocated to it pursuant to Section 6.06
                                                                  ------------
for all services rendered by it in the execution of the trust created by this Agreement and in the exercise and performance of any of the Trustee's powers and duties under this Agreement. The Trustee's Fee shall be the only fee payable to the Trustee for its services as Trustee, provided that the Trustee shall be entitled to their out-of-pocket expenses in accordance with this Agreement. The Trustee shall be entitled to be reimbursed by the Servicer for its reasonable expenses under this Agreement, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and duties under this Agreement.

         SECTION 11.06.  Eligibility Requirements for Trustee.  The Trustee
                         ------------------------------------
shall at all times be a corporation or association having an office in the same state as the location of the Corporate Trust Office; organized and doing business under the laws of any state or the United States of America; authorized under any laws to exercise corporate trust powers; having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by federal or state authorities; and (so long as an Insurer Default shall not have occurred and be continuing) satisfactory to the Certificate Insurer, and having (or having a parent that has) a rating of at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.
             -------------

         SECTION 11.07.  Resignation or Removal of Trustee.  The Trustee may at
                         ---------------------------------
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Certificate Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee (consented to and approved in writing by the Certificate Insurer, such consent not to be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written
                       -------------
request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee. If the Servicer or the Certificate Insurer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall (so long as an Insurer Default shall not have occurred and be continuing) with the written consent of the Certificate Insurer, or (unless an Insurer Default shall have occurred and be continuing) at the written request of the Certificate Insurer, or the Certificate Insurer shall, promptly appoint a successor Trustee (which successor Trustee, if appointed by the Certificate Insurer, shall be subject to the prior written consent of the Servicer, which consent shall not be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and the Servicer shall pay all fees and expenses owed to the outgoing Trustee. Any successor trustee shall (so long as an Insurer Default shall not have occurred and be continuing) be acceptable to the Certificate Insurer.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 11.08 and payment of all fees and expenses owed to the
            -------------
outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

         SECTION 11.08.  Successor Trustee.  Any successor Trustee appointed
                         -----------------
pursuant to Section 11.07 shall execute, acknowledge and deliver to the Servicer
            -------------
and the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under this Agreement as Trustee and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 11.06.
                     -------------

         Upon acceptance of appointment by a successor Trustee pursuant to this Section, the Servicer shall mail notice thereof to all Certificateholders, the Certificate Insurer and the Rating Agencies. If the Servicer shall fail to mail such notice within

10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 11.09.  Merger or Consolidation of Trustee.  Any corporation
                         ----------------------------------
into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 11.06, without the execution
                                          -------------
or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Rating Agencies and the Certificate Insurer.

         SECTION 11.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property is located, the Servicer, the Certificate Insurer (provided an Insurer Default shall not have occurred and be continuing) and the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in (or rejected the entity named in the request) such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to
Section 11.06 and no notice of the appointment of any co-trustee or separate
-------------
trustee shall be required pursuant to Section 11.08.
                                      -------------

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) All rights, powers, duties and obligations conferred or imposed upon any such separate trustee or co-trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

        (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

         SECTION 11.11.  Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
shall make the following representations and warranties on which the Seller and Certificateholders shall be deemed to rely:

         (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

         (ii) The Trustee has full corporate power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement as Trustee, and shall have taken all necessary action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

        (iii) This Agreement shall have been duly executed and delivered by the Trustee.

         SECTION 11.12.  No Bankruptcy Petition.  The Trustee, by entering into
                         ----------------------
this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time, prior to the date that is one year and one day after the termination of this Agreement, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law in connection with the Certificates or this Agreement.

         SECTION 11.13.  Trustee's Certificate.  On or as soon as practicable
                         ---------------------
after each date as of which Loans shall be assigned to the Seller or the Servicer pursuant to Section 11.14, the Trustee shall execute a Trustee's
                     -------------
Certificate (in the form of Exhibit E-1 or Exhibit E-2, as applicable), based on
                            -----------    -----------
the information contained in the Servicer's Certificate for the related Monthly Collection Period, amounts deposited to the Collection Account and notices received pursuant to the Agreement, identifying the Loans (i) repurchased by the Seller or for which Eligible Substitute Loans have been delivered by the Seller pursuant to Section 3.02 or Section 4.01 or (ii) purchased by the Servicer
            ------------    ------------
pursuant to Section 5.01(d), during such Monthly Collection Period, and shall
            ---------------
deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Monthly Collection Period, to the Seller or the Servicer, as applicable.

         SECTION 11.14.  Trustee's Assignment of Loans.  With respect to all
                         -----------------------------
Loans repurchased by the Seller or Loans for which Eligible Substitute Loans have been delivered by the Seller pursuant to Section 3.02 or Section 4.01 or
                                              ------------    ------------
purchased by the Servicer pursuant to Section 5.01(d), the Trustee shall by a
                                      ---------------
Trustee's Certificate (in the form of Exhibit E-1 or Exhibit E-2, as applicable)
                                      -----------    -----------
assign, without recourse, representation or warranty, to the Seller or the Servicer, as applicable, all the Trustee's right, title and interest in and to any such Loan and the other property conveyed to the Trust with respect thereto, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 11.15.  Appointment of Paying Agent.  The Trustee is empowered
                         ---------------------------
to appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 6.07. Any Paying Agent appointed
                               ------------
hereunder must be approved by the Certificate Insurer and satisfy the eligibility requirements for the Trustee as set forth in Section 11.06, and if
                                                         -------------
such Paying Agent subsequently shall fail to satisfy such eligibility requirements, then, unless such Paying Agent shall promptly resign as such, the Trustee, if the Trustee has been notified in writing or otherwise has actual knowledge of such failure, shall terminate the appointment of such Paying Agent. The Trustee hereby appoints itself as Paying Agent.

         The Trustee shall cause such Paying Agent other than itself to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificate-holders and the Certificate Insurer entitled thereto until such sums shall be paid to such Certificateholders.

         SECTION 11.16.  Limitation of Liability of Trustee.  Notwithstanding
                         ----------------------------------
anything contained herein to the contrary (i) this Agreement has been accepted by U.S. Bank National Association not in its individual capacity but solely as Trustee, and in no event shall U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust and (ii) under no circumstances shall U.S. Bank National Association be liable for the payment of any indebtedness or expenses of the Trust; provided, however, nothing contained herein shall relieve U.S. Bank
       --------  -------
National Association of its obligations contained herein in its capacity as successor Servicer and as Trustee.

         SECTION 11.17.  Streit Act.  Any provisions required to be contained
                         ----------
in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent
                                        --------  -------
that such Section 126 shall not apply to this Agreement, such Section 126 shall not have any effect, and if such Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provision of Article 4-A of the New York Real Property Law, such mandatory provisions of such

Article 4-A shall prevail, provided, however, that if such Article 4-A shall not
                           --------  -------
apply to this Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

                              [End of Article XI]

                                  ARTICLE XII

                                  Termination

         SECTION 12.01.  Termination.  (a)  The respective obligations and
                         -----------
responsibilities of the Servicer, the Seller and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article XII following the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero and all amounts owing to the Certificate Insurer have been paid; (ii) the final payment or other liquidation of the last Loan and the disposition of any amounts received or property acquired upon liquidation of any remaining Loans and (iii) the Final Distribution Date; provided, however, that in no event shall the trust
                             --------  -------
created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the other parties hereto and the Certificate Insurer of any prospective termination pursuant to this Section.

         (b) The Seller shall have the right to exercise the option to effect the repurchase by the Seller of each outstanding Loan on any Distribution Date on or after the date on which the Pool Balance is less than or equal to $4,750,021 (five percent (5%) of the Original Pool Balance) and all amounts due and owing to the Certificate Insurer and unreimbursed draws on the Policy, together with interest thereon, as provided in the Insurance Agreement, have been paid. The purchase price shall equal the outstanding Pool Balance plus
                                                                        ----
accrued interest thereon at the weighted average of the Loan Rates less, for so
                                                                   ----
long as Chevy Chase is the Servicer, the Servicing Fee Rate, through the day preceding the Distribution Date on which the Loans are repurchased.

         (c) Notice of any termination of the Trust, specifying the Distribution Date on which Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation of the Certificates, shall, upon receipt by the Trustee from the Servicer of such notice, be given by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated,
(B) the amount of such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 6.07.
                                                    ------------

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Seller. As soon as practicable after the termination of the Trust, the Trustee shall surrender the Policy to the Certificate Insurer for cancellation.

                              [End of Article XII]

                                  ARTICLE XIII

                            Miscellaneous Provisions

         SECTION 13.01.  Amendment.  (a)  This Agreement may be amended from
                         ---------
time to time by the Servicer, the Seller and the Trustee with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to maintain the status of the Trust as a grantor trust for federal income tax purposes, (iv) to add or delete any other provisions with respect to matters or questions arising hereunder that are not inconsistent herewith, (v) to add or amend any provisions herein as required by the Rating Agencies in order to maintain or improve the rating of the Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Seller nor the Servicer is obligated to obtain, maintain or improve any such rating) or
(vi) to add any other provisions herein with respect to matters or questions arising hereunder; provided, however, that, as evidenced by an Opinion of
                   --------  -------
Counsel, in each case such action shall not adversely affect in any material respect the interests of any Certificateholder (and provided that any such amendment will be deemed not to materially and adversely affect the Certificateholders if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in a downgrading or withdrawal of the rating of the Certificates and provided further that any such amendment will be deemed not to materially and adversely affect the Certificate Insurer if each Rating Agency has confirmed that such amendment would not result in a reduction below investment grade of the Certificates without regard to the Policy); provided that no such amendment shall be made
                               --------
unless such amendment will not, as evidenced by an Opinion of Counsel, materially increase the likelihood of the Trust failing to be a grantor trust for federal income tax purposes.

         This Agreement may also be amended from time to time by the Servicer, the Seller and the Trustee, with the consent of the Certificate Insurer and the Holders of Certificates evidencing not less than 51% of the Certificate Principal Balance, and the Servicer, the Trustee and the Certificate Insurer may from time to time consent to the amendment of the Policy for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Policy, as the case may be, or of modifying in any manner the rights of the Certificateholders; provided, however, that no
                                                    --------  -------
such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments of Loans or distributions or payments under the Policy which are required to be made on any Certificate, without the consent of the Holder of such

Certificate, or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holder of each Certificate then outstanding.

         Prior to the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency and the Certificate Insurer. Promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting any such amendment to the Certificate Insurer.

         It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (b) In connection with any amendment pursuant to this Section 13.01, as a condition precedent to the effectiveness thereof, each of the Trustee and the Certificate Insurer shall (i) receive an Opinion of Counsel (a) that such amendment will not adversely affect the federal income tax characterization of the Certificates, (b) that such amendment will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation, (c) that such amendment will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder and (d) that such amendment will not cause adverse federal income tax consequences to the Trust or the Certificateholders and (ii) be entitled to receive and rely on an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement.

         (c) Notwithstanding anything to the contrary contained in Section
                                                                   -------
13.01(a), the provisions of this Agreement relating to (i) the Reserve Fund or
--------
the Specified Reserve Fund Requirement, and (ii) any additional sources of funds which may be added to the Reserve Fund or uses of funds on deposit in the Reserve Fund may be amended in any respect by the Seller, the Servicer, the Trustee and the Certificate Insurer without the consent of, or notice to, the Certificateholders.

         SECTION 13.02.  Recordation of Agreement.  This Agreement is subject to
                         ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee or the Certificate Insurer, but only upon direction of the Trustee or the Certificate Insurer accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders or the Certificate Insurer.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 13.03.  Limitation on Rights of Certificateholders.  The death
                         ------------------------------------------
or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any such party.

         No Certificateholder shall have any right to vote (except as provided in Section 13.01 (subject in all events to the delegation of such voting rights
   -------------
described therein)) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the aggregate Certificate Principal Balance of Certificates, with the consent of the Certificate Insurer, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60)
days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be
     -------------
entitled to such relief as can be given either at law or in equity.

         SECTION 13.04.  Protection of Title to Trust.  (a)  The Seller shall
                         ----------------------------
execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders, the Certificate Insurer and the Trustee in the Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee and Certificate Insurer at least 20 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel, in form and substance reasonably satisfactory to the Certificate Insurer, to the effect that either
(A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the portion of the Trust Property with respect to which the filing of financing statements is sufficient to perfect a security interest, including the Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Seller and the Servicer shall have an obligation to give the Trustee and Certificate Insurer at least

30 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain its principal executive office and each office from which it shall service Loans within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and the amounts from time to time deposited in the Collection Account in respect of such Loan.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Loans to the Trustee, the Servicer's Electronic Ledger (including any back-up archives) that refer to a Loan shall indicate clearly the interest of the Trust in such Loan, and that such Loan is owned by the Trust. Indication of the Trust's ownership of a Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, such Loan shall have been paid in full, repurchased or substituted for.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in Closed-end Home Equity Loans or Home Loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Loan, shall indicate clearly that such Loan has been sold and is owned by the Trustee.

         (g) The Servicer shall permit the Trustee and the Certificate Insurer and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Loan or any other portion of the Trust Property. The preceding sentence shall not create any duty or obligation on the part of the Trustee to perform any such acts.

         (h) Upon request, the Servicer shall furnish to the Trustee or the Certificate Insurer, within ten Business Days, a list of all Loans (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Loan Schedule and to each of the Officer's

Certificates furnished before such request indicating removal of Loans from the Trust.

         SECTION 13.05.  Separate Counterparts.  This Agreement may be executed
                         ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.06.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN
--------  -------
THE ADMINISTRATION OF ITS TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH ITS PRINCIPAL PLACE OF BUSINESS IS LOCATED.

         SECTION 13.07.  Notices.  All demands, notices and communications
                         -------
hereunder shall be in writing and personally delivered, mailed by certified mail, return receipt requested, or telecopied, and shall be deemed to have been duly given upon receipt, (a) in the case of the Seller or the Servicer, c/o Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815,
Attention: _____________________________________, telecopy:  (301) ___-____, (b)
in the case of the Trustee or Paying Agent, at the Corporate Trust Office; (c) in the case of the Certificate Insurer, to Capital Markets Assurance Corporation, 885 Third Avenue, New York, New York 10022; Attention: Managing Director-Consumer Structured Finance, telecopy (212) 891-1456 (d) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, telecopy: (212) 553-4773 and (e) in the case of Standard & Poor's, Mortgage-Backed Securities Surveillance Department, 25 Broadway, New York, New York 10004, telecopy: (212)412-0323, or, as to each party, at such other address or telecopy number as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The Trustee has agreed herein to provide notices to the Rating Agencies as a matter of courtesy and accommodation and shall incur no liability to any Person for any failure to provide any such notices.

         SECTION 13.08.  Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 13.09.  Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, except as provided in Section 9.03 and Section 9.06, this
                                        ------------     ------------
Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Certificate Insurer. The Seller shall not sell, transfer or assign any of its rights hereunder except (i) to the Certificate Insurer and
(ii) to any other third party the right to receive distributions from the Reserve Fund (such transfer to any third party other than the Certificate Insurer, a "Permitted Transfer"). In connection with any Permitted Transfer, as
            ------------------
a condition precedent to the effectiveness thereof, the Trustee shall receive an Opinion of Counsel (a) that such Permitted Transfer will not adversely affect the federal income tax characterization of the Certificates, (b) that such Permitted Transfer will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation, (c) that such Permitted Transfer will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder and (d) that such Permitted Transfer will not cause adverse federal income tax consequences to the Trust or the Certificateholders. Any purported sale, transfer, or assignment of the Seller's rights hereunder, including a Permitted Transfer, in violation of the foregoing shall be void ab initio.
              -- ------

         SECTION 13.10.  Certificates Nonassessable and Fully Paid.  The parties
                         -----------------------------------------
agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 8.02 are and shall be
                                                ------------
deemed fully paid.

         SECTION 13.11.  Counterparts.  This instrument may be executed in any
                         ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.12.  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.13.  Third Party Beneficiary.  This Agreement shall inure to
                         -----------------------
the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         SECTION 13.14.  Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, and all contemporaneous oral understandings, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 13.15.  Certificate Insurer as Controlling Party.  Each
                         ----------------------------------------
Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Certificates. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its reasonable discretion.

         SECTION 13.16.   Representation of Certificateholders.  Each
                          ------------------------------------
Certificateholder, by virtue of its acceptance of a Certificate, is deemed to have represented that it is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of such plan or account investing in such an entity (including insurance company separate or general accounts and collective investment funds).

         SECTION 13.17  Grant of Security Interest.  In the event that,
                        --------------------------
notwithstanding the intent of the Seller, the transfer and assignment of any Trust Property contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest to the Trustee for the benefit of the Certificateholders and the Certificate Insurer in the property referred to in Section 3.01, and the Eligible Account
      ------------
constituting the Reserve Fund and any earnings thereon, and any investments held therein or purchased with funds deposited therein from time to time, but specifically excluding any rights the Seller has hereunder to distributions or payments made from any such Eligible Account or the Trust, whether or not such payment or distribution should be deemed to constitute "proceeds" of any such Account or of any investment held therein or purchased with funds deposited therein.

                             [End of Article XIII]

        IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                                     CHEVY CHASE BANK, F.S.B.
                                     as Seller and Servicer,


                                     By:
                                        ---------------------
                                        Name:
                                        Title:



                                     U.S. BANK NATIONAL ASSOCIATION,
                                     doing business as First Bank
                                     National Association, as
                                     Trustee,


                                     By:
                                        ---------------------
                                        Name:
                                        Title:

State of New York   )
          )  ss.:
County of New York  )

     On the ___ day of September 1997, before me, a notary public in and for the State of New York, personally appeared Mark Holles, known to me who, being by me duly sworn, did depose and say that he is Vice President of Chevy Chase Bank, F.S.B., a federal savings bank organized under the laws of the United States, being among the parties that executed the foregoing instrument; and that he signed his name thereto by like authority.


                                 Notary Public

[Notarial Seal]

State of New York   )
                    )  ss.:
County of New York  )

       On the ___ day of September 1997 before me, a notary public in and for the State of New York, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he is a ______________ of U.S. Bank National Association, doing business as First Bank National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said Bank.


                                 Notary Public

[Notarial Seal]

                                   EXHIBIT A

                              FORM OF CERTIFICATE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NUMBER:    1                                                  CUSIP NO. _______

Initial Certificate                                     Final Distribution Date:
Balance: $95,000,000                           The Distribution Date in May 2018

Pass-Through Rate: 6.55%


                       CHEVY CHASE HOME LOAN TRUST 1997-1

            6.55% HOME LOAN ASSET BACKED CERTIFICATE, SERIES 1997-1

evidencing an undivided ownership interest in the Trust, as defined below, the property of which includes a pool of certain closed-end home equity loans, certain debt consolidation loans and certain conventional home improvement installment sales contracts and installment loan agreements, most of which are secured primarily by second or third deeds of trust on residential properties that are primarily one-to-four family properties.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CHEVY CHASE BANK, F.S.B. OR ANY OF ITS AFFILIATES.

          THIS CERTIFIES THAT Cede & Co. is the registered owner of NINETY-FIVE MILLION DOLLARS nonassessable, fully-paid, undivided ownership interest in Chevy Chase Home Loan Trust 1997-1 (the "Trust") formed pursuant to the Pooling and
                                   -----
Servicing Agreement (the "Agreement") dated as of September 1, 1997, between
                          ---------
Chevy Chase Bank, F.S.B., a federal savings bank organized under the laws of the United States, as Seller (the

"Seller") and as servicer (in such capacity, the "Servicer"), and U.S. Bank
 ------                                           --------
National Association, a national banking association, doing business as First Bank National Association, as Trustee, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

          This Certificate is one of a duly authorized series of Certificates, designated as the 6.55% Home Loan Asset Backed Certificates, Series 1997-1 (the "Certificates") issued under the Agreement, to which Agreement reference is
 ------------
hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Servicer, the Trustee and Holders of the Certificates. The Certificates are subject to all terms of the Agreement.

          The property of the Trust includes (i) a pool of certain closed-end home equity loans, certain debt-consolidation loans and certain conventional home improvement installment sales contracts and installment loan agreements transferred to the Trust on the date of the issuance of the Certificates, (the "Loans"), most of which are secured by second or third deeds of trust or
------
mortgages on one-to-four family residential properties, (ii) collections in respect of the Loans received on or after the Cut-off Date, a financial guaranty insurance policy (the "Policy") issued by Capital Markets Assurance Corporation
                       ------
(the "Certificate Insurer"), proceeds from claims on certain insurance policies
      -------------------
and all proceeds of the foregoing.

          Under the Agreement, there will be distributed (i) on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on October 20, 1997 to the Person in
          -----------------
whose name this Certificate is registered at the close of business on the day immediately preceding such Distribution Date (the "Record Date"), such
                                                   -----------
Certificateholder's undivided interest in the Interest Distributable Amount to be distributed to Certificateholders on such Distribution Date and such Certificateholder's undivided interest in the Principal Distributable Amount to be distributed to Certificateholders on such Distribution Date.

          The "Interest Distributable Amount" means, with respect to each
               -----------------------------
Distribution Date, the sum of (i) interest accrued during the related Interest
                       ---
Period at the Pass-Through Rate on the Certificate Principal Balance immediately preceding such Distribution Date plus (ii) any Certificateholders' Interest
                                 ----
Carryover Shortfall.

          The "Principal Distributable Amount" for any Distribution Date means an amount equal to the lesser of (a) the sum of (i) the Principal Collections
                       ------            ---
for such Distribution Date plus (ii) any Liquidation Loss Amount for the related
                           ----
Monthly

Collection Period plus (iii) any portion of the Principal Distributable Amount
                  ----
for any prior Distribution Date that was not previously distributed and (b) the outstanding Certificate Principal Balance of the Certificates; provided,
                                                               --------
however, that on the Final Distribution Date, the Principal Distributable Amount
-------
will equal the Certificate Principal Balance; and provided further, however,
                                                  -------- -------  -------
that in no event will the aggregate amount distributed to Certificateholders in respect of principal exceed the Initial Certificate Principal Balance.

          Full and complete payment of the Interest Distributable Amount and the Principal Distributable Amount on each Distribution Date and, on the Final Distribution Date, the payment to the Certificateholders of the outstanding Certificate Principal Balance is unconditionally and irrevocably guaranteed pursuant to the Policy.

          It is the intent of the Seller and the Certificate holders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a grantor trust. The Seller, the Servicer, the Trustee and the Certificateholders, by acceptance of this Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust as a grantor trust for such tax purposes.

          In the event that the Trust is not treated as a grantor trust for federal income tax purposes, it is the intention of the Seller, the Servicer, the Trustee and each Certificateholder that all Certificateholders (and any other person that is deemed to have an interest in the Trust) will elect out (under Secton 761 of the code) of partnership accounting for federal income tax purposes. Each Certificateholder, by its acceptance of its Certificate (and each other person deemed to have an interest in the Trust) agrees to make such election and to report the transactions contemplated by this Agreement on all tax returns in a manner consistent with such election.

          Distributions on this Certificate will be made as provided in the Agreement by the Trustee by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, or, if so instructed by a holder of Certificates representing at least $5,000,000, by wire transfer, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee specified in such notice.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

          THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.



Date:  __________ __, 19__

       CHEVY CHASE HOME LOAN TRUST 1997-1

               By: ______________________________,
                   not in its individual capacity
                   but solely as Trustee

               By: ______________________________
                   Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: __________________________________   as Trustee

By: ______________________________   Authorized Signatory

                           (REVERSE OF CERTIFICATE)


           THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE SERVICER, THE TRUSTEE OR ANY AFFILIATES OF ANY OF THEM, AND NO RECOURSE MAY BE HAD AGAINST SUCH PARTIES OR THEIR ASSETS EXCEPT AS EXPRESSLY SET FORTH OR CONTEMPLATED HEREIN OR IN THE AGREEMENT. IN ADDITION, THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS AND RECOVERIES WITH RESPECT TO THE LOANS (AND CERTAIN OTHER AMOUNTS) AND RIGHTS TO CERTAIN AMOUNTS ON DEPOSITS IN THE RESERVE FUND AND CLAIMS MADE UNDER THE POLICY, ALL AS MORE SPECIFICALLY SET FORTH HEREIN AND IN THE AGREEMENT. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Seller and at such other places, if any, designated by the Seller.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders at any time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates evidencing not less than a majority of the Certificate Principal Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the City of St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is U.S. Bank National Association.

           Except as provided in the Agreement, the Certificates are issuable only as registered certificates without coupons in a minimum denomination of $1,000. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

           The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Seller may at its option purchase the Loans at a price specified in the Agreement, and such purchase of the Loans and other property of the Trust will effect early retirement of the Certificates; provided, however, that such right of purchase is exercisable only
              --------  -------
on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of Original Pool Balance and all amounts due and owing to the Certificate Insurer and unreimbursed draws on the Policy, together with interest thereon, as provided in the Insurance Agreement, have been paid.

                                  ASSIGNMENT


           FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
                (Please print or type name and address, including postal zip
---------------
code, of assignee)

--------------------------------------------------------------------------------
                the within Certificate, and all rights thereunder, hereby
---------------
irrevocably constituting and appointing ____________________________ to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                           */
-------------------------------------------
Signature Guaranteed:


                            */
----------------------------

-----------------------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B
                                                                       ---------

                              Depository Agreement
                              --------------------
                                [to be attached]

                                                                     EXHIBIT C-1


                    Form of Initial Certification of Trustee
                    ----------------------------------------


Chevy Chase Bank, F.S.B.                                     _________  __, 1997
8401 Connecticut Avenue
Chevy Chase, Maryland  20815


Ladies and Gentlemen:

           In accordance with Section 3.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between Chevy Chase
                ---------
Bank, F.S.B., as seller and as servicer, and U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee"),
                                                                    -------
the undersigned hereby acknowledges that it is in possession of ____ Boxes said to contain a Loan File (other than any Assignments of Mortgages in connection with Secured Loans transferred on the date hereof) with respect to each Loan identified in the Loan Schedule (the "Loan Schedule") to the Agreement.
                                      -------------

           The Trustee makes no representation as to: (i) the validity, legality, enforceability, recordability or genuineness of the Loan Files identified on the Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Loan. The Trustee has not conducted an independent review of the Loan Files other than as specified above.

           All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                            U.S. Bank National Association,
                                            doing business as First Bank
                                            National Association,
                                            as Trustee


                                                 By:
                                                    -------------------
                                                    Name:
                                                    Title:


                                     C-1-1

                                                                     EXHIBIT C-2



                        Form of Certification of Trustee
                        --------------------------------



Chevy Chase Bank, F.S.B.                                          _____ __, 199_
8401 Connecticut Avenue
Chevy Chase, Maryland  20815


Ladies and Gentlemen:

           In accordance with Section 3.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between Chevy Chase
                ---------
Bank, F.S.B., as Seller and as servicer, and U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee"),
                                                                    -------
the undersigned hereby certifies that as to each [Secured] Loan identified in the Loan Schedule (the "Loan Schedule" to the Agreement other than any Loan paid
                        -------------
in full or indicated on the attached Schedule) [it has received each document other than the Assignment of Mortgage] [it has received the related Assignment of Mortgage] specified in Section [3.01(b)] [3.01(d)]of the Agreement.
                          ---------------------------

           Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to each such Loan.

           The Trustee makes no representation as to: (i) the validity, legality, enforceability, recordability or genuineness of the documents identified above with respect to each Loan or (ii) the collectability, insurability, effectiveness or suitability of any such Loan. The Trustee has not conducted an independent review of the Loan Files other than as specified above.

           All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.


                                            U.S. BANK NATIONAL ASSOCIATION,
                                                 doing business as First
                                                 Bank National Association,
                                                 as Trustee

                                            By:
                                               ---------------------------
                                               Name:
                                               Title:

                                     C-2-1

                                  EXHIBIT E-1

              FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO SELLER

           Trustee's Certificate pursuant to Section 11.14 of the Pooling and
                                             -------------
Servicing Agreement.

           U.S. Bank National Association, doing business as First Bank National Association as trustee (the "Trustee") of Chevy Chase Home Loan Trust 1997-1, created pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement"), between Chevy Chase Bank, F.S.B., as "Seller" and
           ---------                                          ------
"Servicer" and the Trustee, does hereby sell, transfer, assign and otherwise
 --------
convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Loans (as defined in the Agreement) identified in the attached Servicer's Certificate as "Repurchased
                                                                     -----------
Loans," which are to be repurchased by the Seller or for which Eligible
-----
Substitute Loans are to be transferred by the Seller pursuant to Section 3.02(c) of the Agreement, and all security and documents relating thereto.

           IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



                                            U.S. BANK NATIONAL ASSOCIATION,
                                                 doing business as First
                                                 Bank National Association,
                                                 as Trustee

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:


                                     E-1-1

                                  EXHIBIT E-2

             FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO SERVICER

           Trustee's Certificate pursuant to Section 11.14 of the Pooling and
                                             -------------
Servicing Agreement.

           U.S. Bank National Association, doing business as First Bank National Association as trustee (the "Trustee") of Chevy Chase Home Loan Trust 1997-1,
                             -------
created pursuant to the Agreement dated as of September 1, 1997 (the "Agreement"), between Chevy Chase Bank, F.S.B., as "Seller" and "Servicer" and
 ---------                                          ------       --------
the Trustee, does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Loans (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased
                                                                 ---------
Loans," which are to be purchased by the Servicer pursuant to Section 5.01(d) of
                                                              ---------------
the Agreement, and all security and documents relating thereto.

           IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



                                            U.S. BANK NATIONAL ASSOCIATION,
                                                 doing business as First
                                                 Bank National Association,
                                                 as Trustee

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:


                                     E-2-1

                                 EXHIBIT E-1A

              FORM OF SELLER CERTIFICATE - ASSIGNMENT TO TRUSTEE


     Seller's Certificate pursuant to Section 3.02 of the Pooling and Servicing
                                      ------------
Agreement.

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between Chevy Chase Bank, F.S.B., as the "Seller" and
            ---------                                             ------
"Servicer" and U.S. Bank National Association, doing business as First Bank
 --------
National Association as trustee (the "Trustee"), the Seller does hereby sell,
                                      -------
transfer, assign and otherwise convey to the Trustee, without recourse, all of the Seller's right, title and interest in and to all of the Loans (as defined in the Agreement) identified in Schedule A attached hereto as "Eligible Substitute
                                                            -------------------
Loans," which are to be transferred to the Trustee and held in trust for the
-----
benefit of the Certificateholders and the Certificate Insurer, and all security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



                                            CHEVY CHASE BANK, F.S.B.


                                            By:
                                               ------------------
                                               Name:
                                               Title:

                                    E-1A-1

                                   EXHIBIT F

                        FORM OF SERVICER'S CERTIFICATE

     CHEVY CHASE HOME LOAN TRUST 1997-1 6.55% Asset Backed Certificates, Series 1997-1.

Distribution Date:

Monthly Collection Period:

     Under the Pooling and Servicing Agreement dated as of September 1, 1997 between Chevy Chase Bank, F.S.B., as Seller and Servicer and U.S. Bank National Association, doing business as First Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information that the Servicer is required to prepare with respect to the Distribution Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution.

 1.  Certificates.

     (a)   The aggregate amount of the
           distribution to Certificateholders  . . . . .  $________

     (b)   The amount of the distribution set
           forth in paragraph A.1.(a) in
           respect of Interest Collections . . . . . . .  $________

     (c)   The amount of the distribution set
           forth in paragraph A.1.(a) in
           respect of Certificateholders'
           Interest Carryover Shortfall  . . . . . . . .  $________

     (d)   The amount of the distribution set
           forth in paragraph A.1.(a) in
           respect of Principal Collections  . . . . . .  $________

     (e)   The amount of the reimbursement of
           previous Liquidation Loss Amounts
           included in the amount set forth
           in paragraph A.1(d) . . . . . . . . . . . . .  $________

     (f)   The amount of the aggregate
           unreimbursed Liquidation Loss
           Amounts after giving effect to
           the distribution in A.1.(a) . . . . . . . . .  $________

     (g)   The amount of the distribution set
           forth in paragraph A.1.(a)
           per $1,000 interest . . . . . . . . . . . . .  $________

     (h)   The amount of the distribution set
           forth in paragraph A.1.(b)
           per $1,000 interest . . . . . . . . . . . . .  $________

     (i)   The amount of the distribution set
           forth in paragraph A.1.(c)
           per $1,000 interest . . . . . . . . . . . . .  $________

     (j)   The amount of the distribution set
           forth in paragraph A.1.(d)
           per $1,000 interest . . . . . . . . . . . . .  $________


B.   Information Regarding the Performance of the Trust.

 1.  Pool Balance and Certificate Principal Balance.

     (a)   The Pool Balance at the close of business on
           the last day of the Monthly
           Collection Period . . . . . . . . . . . . . . .   $_____

     (b)   The Certificate Principal Balance after
           giving effect to principal distributions
           set forth in Paragraph A.1(d) . . . . . . . . .   $_____

     (c)   The number and aggregated principal
           balance of Loans which are delinquent
           by 30-59 days, 60-89 days and 90 or
           more days or at the end of the close
           of business on the last day of the
           preceding Monthly Collection Period:

                Days Delinquent      Number   Amount
                ---------------      ------   ------
                30-59
                60-89
                90 or more

     (d)   The aggregate Liquidation Loss Amount
           for all Loans that became Liquidated
           Loans in the Monthly Collection Period  . . . .   $_____

 2.  Servicing Fee.

           The aggregate amount of the Servicing
           Fee paid to the Servicer with respect
           to the preceding Monthly Collection Period  . .   $_____

 3.  Payment Shortfalls.

     (a)   The amount of the Certificateholders'
           Interest Carryover Shortfall after
           giving effect to the distributions set
           forth in paragraph A.1(b) . . . . . . . . . . .   $_____

     (b)   The amount of the Certificateholders'
           Interest Carryover Shortfalls set
           forth in paragraph B.3.(a) per
           $1,000 interest . . . . . . . . . . . . . . . .   $_____

 4.  Draws on Policy

     (a)   Amount of the distribution set forth
           in paragraph A.1(a) in respect of a
           draw on the Policy  . . . . . . . . . . . . . .   $_____

     (b)   Amount of the distribution set forth
           in paragraph A.1(b) in respect of a
           draw on the Policy  . . . . . . . . . . . . . .   $_____

     (c)   Amount of the distribution set forth
           in paragraph A.1(d) in respect of a
           draw on the Policy  . . . . . . . . . . . . . .   $_____

5.   Reserve Fund

     (a)   The Specified Reserve Fund Requirement
           and the amount on deposit in the Reserve
           Fund after giving effect to the distribution
           in paragraph A-1(a) . . . . . . . . . . . . . .   $_____

     (b)   The Reserve Fund Interest Transfer
           Amount and the Reserve Fund Principal
           Transfer Amount . . . . . . . . . . . . . . . .   $_____

                                                                       EXHIBIT G

AFTER RECORDATION,
PLEASE RETURN TO:


                           FORM OF POWER OF ATTORNEY


     THIS POWER OF ATTORNEY, dated as of this ______ day of __________________, 1997, is granted for the purposes set forth herein, to CHEVY CHASE BANK, F.S.B.,
                                                       ------------------------
whose address is 8401 Connecticut Avenue, Chevy Chase, Maryland 20815 (the "Attorney in Fact"), by U.S. BANK NATIONAL ASSOCIATION, doing business as First Trust National Association (the "Principal"), a national banking association, whose address is 180 East 5th Street, St. Paul, Minnesota 55101, Attn: Corporate Trust Office in its capacity as trustee under that certain Pooling and Servicing Agreement dated as of September 1, 1997, between the Principal and the Attorney in Fact (the "Agreement").

     WHEREAS, U.S. Bank National Association is the trustee under the Agreement, for the benefit of 6.55% Home Loan Asset-Backed Certificates, Series 1997-1 issued thereunder;

     WHEREAS, pursuant to the Agreement, (i) the Attorney in Fact transferred and assigned to the Principal certain right, title and interest of the Attorney in Fact in and to certain loans (the "Loans") including but not limited to the deeds of trust that secure the Loans (the "Deeds of Trust"); and (ii) Attorney in Fact is to service and administer the Loans in accordance with the Agreement; and

     WHEREAS, the Principal deems it desirable to execute this Power of Attorney for the purpose of confirming the authority of the Attorney in Fact, as described herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the parties hereby agree as follows:

     1.    Appointment of Attorney in Fact.  The Principal hereby appoints the
           -------------------------------
Attorney in Fact, acting by and through its officers and employees, as Attorney in Fact for the Principal, with full authority and power to execute and deliver on behalf of the Principal, with respect to the Loans, and all of the following to the extent consistent with the terms and conditions of the Agreement: (i) instruments appointing one or more substitute trustees to act in place of the trustees named in the Deeds of

Trust; (ii) instruments of satisfaction or cancellation, or of partial or full release or discharge, of such Deeds of Trust, as permitted by Article V of the Agreement; (iii) instruments effecting the subordination of the liens of such Deeds of Trust to senior liens, as permitted by Article V of the Agreement; and
(iv) all other comparable instruments.

     2.    Expiration.  This Power of Attorney shall not be deemed to be revoked
           ----------
as to any particular Deed of Trust unless and until an instrument containing the revocation is recorded in the office where the Deed of Trust is recorded.

     IN WITNESS WHEREOF, the Principal has executed this Power of Attorney as of the date first written above.

                                            U.S. BANK NATIONAL ASSOCIATION
                                            (Principal)



                                            By:
                                               -------------------------
                                                          , Trust Officer
                                               -----------


STATE OF NEW YORK        )
                         ) ss:
COUNTY OF ______________ )


     On ______________, 1997, before me, ___________________, a Notary Public in and for said County and State, ________________, known to me to be the person who executed the foregoing instrument, bearing the date of _______________, 1997, as a Trust Officer of U.S. Bank National Association, acknowledged that this Power of Attorney to be the act and deed of U.S. Bank National Association and that she delivered the same as such before me in my jurisdiction aforesaid.

     WITNESS my hand and official seal.


                                            --------------------------
                                                   Notary Public


                                                                     [SEAL]

My Commission Expires:

------------------------

                                  SCHEDULE A

                               SCHEDULE OF LOANS


                  (To be delivered to the Trustee at Closing)